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                           PRIMARY SERVICING AGREEMENT

                                     between

                       NATIONWIDE LIFE INSURANCE COMPANY,

                               as Primary Servicer

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                               as Master Servicer

                                   dated as of

                                  March 1, 2006

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                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

                  Commercial Mortgage Pass-through Certificates
                                Series 2006-PWR11

     Section 3.05. Fidelity Bond and Errors and Omissions Insurance Policy Maintained by

                                       i

                                                                                                           PAGE

     Section 3.26. Trustee as Third Party Beneficiary........................................................29

     Section 3.27. Purchaser Termination of Agreement........................................................29

     Section 3.28. Sarbanes-Oxley Performance Certification ERROR! BOOKMARK NOT DEFINED.

                                       ii

                                                                            PAGE

EXHIBITS

EXHIBIT A     POOLING AND SERVICING AGREEMENT
EXHIBIT B     PRIMARY SERVICER'S OFFICER'S CERTIFICATE
EXHIBIT C     MORTGAGE LOAN SCHEDULE
EXHIBIT D     [RESERVED]
EXHIBIT E     FORM OF QUARTERLY TAX MONITORING REPORT
EXHIBIT F     FORM OF QUARTERLY INSURANCE MONITORING REPORT
EXHIBIT G     FORM OF QUARTERLY UCC TRACKING REPORT
EXHIBIT H     FORM OF INSPECTION REPORT
EXHIBIT I     FORM OF CMSA STANDARD REPORTING PACKAGE
EXHIBIT J     [RESERVED]
EXHIBIT K     FORM OF RESERVE ACCOUNT STATUS LIST
EXHIBIT L     FORM OF ASSIGNMENT AND ASSUMPTION SUBMISSION
EXHIBIT M     FORM OF ADDITIONAL LIEN, MONETARY ENCUMBRANCE AND
              MEZZANINE FINANCING SUBMISSION
EXHIBIT N     FORM OF SNDA
EXHIBIT O     FORM OF RESERVE REPORT
EXHIBIT P     FORM OF REMITTANCE REPORT
EXHIBIT Q     FEE ADDENDUM
EXHIBIT R     TIMING ADDENDUM

                                       iii

                           PRIMARY SERVICING AGREEMENT

      This Primary Servicing Agreement (the "Agreement"), by and between
NATIONWIDE LIFE INSURANCE COMPANY, an Ohio Corporation having an office at One
Nationwide Plaza, 1-34-02, Columbus, Ohio 43215-2220, and each of its successors and assigns (the "Primary Servicer"), and WELLS FARGO BANK, NATIONAL
ASSOCIATION, a national banking association under the laws of the United States having an office at Wells Fargo Center, Sixth and Marquette Avenue, MAC
#N9303-121, Minneapolis, Minnesota 55479-0113, and its successors and assigns, as master servicer (the "Master Servicer"), is dated as of March 1, 2006.

                              W I T N E S S E T H :

      WHEREAS, BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., as Depositor,
PRUDENTIAL ASSET RESOURCES, INC., as a Master Servicer, WELLS FARGO BANK,
NATIONAL ASSOCIATION, as a Master Servicer, ARCAP SERVICING, INC., as Special
Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Administrator
and as Tax Administrator and LASALLE BANK NATIONAL ASSOCIATION, as Trustee have entered into that certain Pooling and Servicing Agreement, dated as of March 1,
2006 (the "Pooling and Servicing Agreement" or "PSA"), whereby the Master
Servicer shall master service and the Special Servicer shall special service certain multifamily and commercial mortgage loans identified on Schedules I-A through I-D to the Pooling and Servicing Agreement on behalf of the Trustee; and

      WHEREAS, the Master Servicer desires to enter into a contract with the
Primary Servicer whereby the Primary Servicer shall service certain of such mortgage loans, identified on Exhibit C (the "Mortgage Loan Schedule") attached hereto (the "Mortgage Loans"), on behalf of the Master Servicer. With respect to the Primary Servicer, all references herein to the Mortgage Loans shall mean those Mortgage Loans being serviced by the Primary Servicer and which are governed by the PSA.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Primary Servicer hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      For purposes of this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing
Agreement.

      "ABS Issuing Entity" means each trust or entity that has issued asset-backed securities that directly or indirectly evidence interests in or are secured by a pledge of one or more mortgage loans serviced hereunder (regardless of whether such mortgage loan constitutes a "Mortgage Loan" under the other provisions of this Agreement), it being understood that the trust established under the Pooling and Servicing Agreement constitutes an ABS Issuing Entity and that there is no other ABS Issuing Entity for purposes of the Mortgage Loans primary serviced under this Agreement.

      "Agreement" shall have the meaning set forth in the introductory paragraph hereof.

      "Applicable Depositor" means the Depositor under the PWR11 Transaction or the depositor with respect to an ABS Issuing Entity other than the PWR11 Trust.

      "Certificateholders" shall the have meaning set forth in Section 2.01 hereof.

      "Closing Date" shall have the meaning set forth in Section 2.01 hereof.

      "CMSA Reports" shall mean the Comparative Financial Status Report,
Delinquent Loan Status Report, Servicer Watchlist, Loan Level Reserve Report,
NOI Adjustment Worksheet, Operating Statement Analysis Report, Loan Periodic
Update File, Property File, and Financial File, all as part of the standard forms developed by the CMSA as they may be updated, modified or expanded from time to time, the initial forms of which are set forth in Exhibit I attached hereto, together with such additional CMSA reports as may be adopted by the CMSA in the future from time to time.

      "Depositor" shall have the meaning set forth in the first whereas clause hereof.

      "Form 8-K" means Form 8-K under the Exchange Act.

      "Form 10-D" means Form 10-D under the Exchange Act.

      "Form 10-K" means Form 10-K under the Exchange Act.

      "Excess Servicing Fee" means for each calendar month, as to each Mortgage
Loan, an amount calculated as follows: the related Excess Servicing Fee Rate applicable to such month (determined in the same manner as the applicable mortgage rate determined for such Mortgage Loan for such month) multiplied by the scheduled principal balance of such Mortgage Loan immediately before the Due
Date occurring in such month, but prorated for the number of days during the calendar month for such Mortgage Loan for which interest actually accrues on such Mortgage Loan and only from collections on such Mortgage Loan.

      "Excess Servicing Fee Rate": The rate per annum with respect to each
Mortgage Loan as set forth on Exhibit C.

      "Event of Default" shall have the meaning set forth in Section 4.01 hereof.

      "Master Servicer" shall have the meaning set forth in the introductory clause hereof.

      "Mortgage Loan Schedule" shall have the meaning set forth in the second whereas clause hereof.

      "Mortgage Loans" shall have the meaning set forth in the second whereas clause hereof.

      "Originator" means any person (or group of affiliated persons) that the
Master Servicer notifies the Primary Servicer has, within the meaning of Item
1110 of Regulation AB, originated, or is expected to originate, 10% or more of the pool assets of an ABS Issuing Entity.

                                       2

      "Pooling and Servicing Agreement" shall have the meaning set forth in the first whereas clause hereof.

      "Primary Certificate Account Statement" shall have the meaning set forth in clause (b) of Section 3.10 hereof.

      "Primary Certificate Account" shall have the meaning set forth in clause
(a) of Section 3.02 hereof.

      "Primary Servicer Remittance Date" shall have the meaning set forth in clause (b) of Section 3.03 hereof.

      "Primary Servicer Reporting Date" shall have the meaning set forth in clause (b) of Section 3.03 hereof.

      "Primary Servicer Determination Date" shall have the meaning set forth in clause (b) of Section 3.03 hereof.

      "Primary Servicer" shall have the meaning set forth in the introductory clause hereof.

      "Primary Servicing Fee" shall have the meaning set forth in Section 3.23 hereof.

      "Primary Servicing Fee Rate" shall have the meaning set forth in Section
3.23 hereof.

      "PWR11 Transaction" means the transaction to which the Pooling and
Servicing Agreement relates.

      "PWR11 Trust" means the ABS Issuing Entity to which the Pooling and
Servicing Agreement relates.

      "Regulations" means the rules, regulations and policy statements of the
SEC as in effect from time to time.

      "Relevant Servicing Criteria" means the Servicing Criteria applicable to the Primary Servicer, as set forth on Schedule VIII attached to the Pooling and
Servicing Agreement.

      "Reports" shall mean those reports expressly required to be delivered pursuant to this Agreement. Reports shall include: (i) the reports required to be delivered hereunder in the form attached hereto as Exhibits E, F, G, H, I, K,
L, M, N, O and P, or in any other form otherwise acceptable to the Master
Servicer; (ii) Primary Certificate Account Statements; and (iii) statements, notices and reports required to be delivered pursuant to Sections 3.03, 3.04,
3.07, 3.08, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15 and 3.16 of this Agreement.

      "Significant Obligor for Unrelated Loans" means, with respect to the PWR11
Transaction, a person that is identified in the Prospectus Supplement as a
"significant obligor" for the ABS Issuing Entity within the meaning of Item
1101(k) of Regulation AB. For the avoidance of doubt, the parties acknowledge that the Pooling and Servicing Agreement entitles the parties to rely on the
Prospectus Supplement for purposes of identifying a "significant obligor" for the ABS Issuing Entity and that the Prospectus Supplement does not identify any

                                        3

Borrower under a Mortgage Loan primary serviced hereunder as a "significant obligor" for the ABS Issuing Entity.

      "Special Servicer" shall have the meaning set forth in the first whereas clause hereof.

      "Trustee" shall have the meaning set forth in the first whereas clause hereof.

                                   ARTICLE II

                MASTER SERVICER'S ENGAGEMENT OF PRIMARY SERVICER
                      TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01. Contract for Servicing; Possession of Mortgage Loan Documents.

      The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Primary Servicer, subject to the terms of this
Agreement, for the servicing of the Mortgage Loans. On and after March 21, 2006
(the "Closing Date"), the Primary Servicer shall hold such Mortgage Loan documents as are in the possession of said Primary Servicer in trust, on behalf of the Master Servicer for the benefit of the Trustee and the holders of the commercial mortgage pass-through certificates issued pursuant to the Pooling and
Servicing Agreement (the "Certificateholders"). The Primary Servicer's
possession of any portion of the Mortgage Loan documents shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the Mortgage Loan pursuant to this
Agreement, and such retention and possession by the Primary Servicer shall be in a custodial capacity only. Upon request, the Primary Servicer shall reasonably promptly forward to the Master Servicer copies of such documents then in the possession of the Primary Servicer if not part of the Mortgage File forwarded to the Trustee. Notwithstanding the foregoing, the Primary Servicer shall be entitled to retain in its possession at all times a copy of each of the Mortgage
Loan documents with respect to the Mortgage Loans. Any portion of the Mortgage
Loan documents retained by the Primary Servicer shall be identified to reflect clearly the ownership of the Mortgage Loan by the Trustee, on behalf of the
Certificateholders. The Primary Servicer shall release from its custody any
Mortgage Loan documents retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement.

                                        4

                                   ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

Section 3.01. Primary Servicer to Service.

      The Primary Servicer, as an independent contractor, shall service and administer the Mortgage Loans in a manner consistent with the standards, requirements, guidelines, procedures and restrictions imposed upon the Master
Servicer under Sections 3.01, 3.02, 3.03, 3.08, 3.11 and 3.20 of the Pooling and
Servicing Agreement. As described herein and unless otherwise specifically provided in this Agreement, the Primary Servicer shall perform, on behalf of the
Master Servicer, all of the obligations of the Master Servicer with respect to the Mortgage Loans as set forth in Sections 3.01, 3.02, 3.03, 3.08, 3.11 and
3.20 of the Pooling and Servicing Agreement and the Master Servicer shall have the same rights with respect to the Primary Servicer that the Trustee, the
Sellers, the Depositor and the Certificateholders have with respect to the
Master Servicer under the Pooling and Servicing Agreement, except to the extent otherwise set forth herein.

      The addendum attached hereto as Exhibit R which addresses certain timing and related matters (the "Timing Addendum") is hereby incorporated by reference as if fully set forth herein. Any conflict between the provisions of the main body of this Agreement and the Timing Addendum shall be resolved in favor of the
Timing Addendum.

      The Primary Servicer shall promptly notify the Master Servicer of any significant events which become known to Primary Servicer affecting the Mortgage
Loans, the related Borrower or related Mortgaged Property, such as a payment default, a bankruptcy, a judicial lien or casualty event, and the Primary
Servicer shall also promptly advise the Master Servicer of all material collection and customer service issues and, if requested, shall furnish the
Master Servicer with copies of any correspondence or other documents in the possession of the Primary Servicer related to any such matter. If litigation is instituted with respect to a Mortgage Loan, the Primary Servicer, if aware of such litigation, shall notify the Master Servicer immediately as to the status of the litigation related to such Mortgage Loan and shall, when reasonably required or requested by the Master Servicer, provide to the Master Servicer copies of all pertinent information in the Primary Servicer's possession related to such litigation, including, without limitation, copies of related servicing documents. Under no circumstance shall the Primary Servicer make or have an obligation to make any Advances.

Section 3.02. Collections.

      (a)   On or prior to the Closing Date, the Primary Servicer shall open, or cause to be opened, and shall thereafter maintain, or cause to be maintained, a separate account or accounts, which accounts must be Eligible Accounts, in the name of "Nationwide Life Insurance Company, as Primary Servicer for Wells Fargo
Bank, National Association, as Master Servicer for LaSalle Bank National
Association, as Trustee for the Holders of Bear Stearns Commercial Mortgage
Securities Inc., Commercial Mortgage Pass-Through Certificates, Series
2006-PWR11" (the "Primary Certificate Account").

                                        5

      (b)   On or prior to the date the Primary Servicer shall first deposit funds in a Primary Certificate Account, the Primary Servicer shall give to the
Master Servicer prior written notice of the name and address of the depository institution(s) at which such accounts are maintained and the account number of such accounts. The Primary Servicer shall take such actions as are necessary to cause the depository institution holding the Primary Certificate Account to hold such account in the name of the Primary Servicer as provided in Section 3.02
(a), subject to the Primary Servicer's right to direct payments and investments and its rights of withdrawal under this Agreement.

      (c)   The Primary Servicer shall forward to the Master Servicer on the
Primary Servicer Remittance Date (as defined in Section 3.03(b)) the following amounts received by it (provided that the Primary Servicer may retain amounts otherwise payable to the Primary Servicer as provided in Section 3.03 (a) rather than deposit them into the Primary Certificate Account):

            (A)     Principal: all payments on account of principal, including
                    Principal Prepayments, the principal component of scheduled payments, and any Late Collections in respect thereof on the
                    Mortgage Loans;

            (B)     Interest: all payments on account of interest on the
                    Mortgage Loans, including Default Interest and excess
                    interest, on the Mortgage Loans;

            (C)     Liquidation Proceeds: all Liquidation Proceeds with respect to the Mortgage Loans;

            (D)     Insurance Proceeds: all insurance proceeds other than
                    proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the related Borrower in accordance with the Servicing Standard, which proceeds shall be deposited by the Primary Servicer
                    into an Escrow Account and not deposited in the Primary
                    Certificate Account;

            (E)     Condemnation Proceeds: all condemnation proceeds other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the related Borrower in accordance with the Servicing Standard, which proceeds shall be deposited by the Primary Servicer
                    into an Escrow Account and not deposited in the Primary
                    Certificate Account;

            (F)     Investment Losses: any amounts required to be deposited by the Primary Servicer pursuant to Section 3.02 (e) in
                    connection with losses realized on Permitted Investments
                    with respect to funds held in the Primary Certificate
                    Account; and

            (G)     Other: all other amounts, including Late Fees, Prepayment
                    Premiums and Yield Maintenance Charges collected on or in
                    respect of the Mortgage Loans.

                                        6

      (d)   Funds in the Primary Certificate Account may be invested and, if invested, shall be invested by, and at the risk of, the Primary Servicer in
Permitted Investments selected by the Primary Servicer which shall mature, unless payable on demand, not later than the Business Day immediately preceding the next Primary Servicer Remittance Date, and any such Permitted Investment shall not be sold or disposed of prior to its maturity unless payable on demand.
All such Permitted Investments shall be made in the name of "Nationwide Life
Insurance Company, as Primary Servicer for Wells Fargo Bank, National
Association, as Master Servicer for LaSalle Bank National Association, as
Trustee for the Holders of the Bear Stearns Commercial Mortgage Securities Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2006-PWR11." None of the
Depositor, the Borrowers or the Master Servicer shall be liable for any loss incurred on such Permitted Investments.

      An amount equal to all income and gain realized from any such Permitted
Investment shall be paid to the Primary Servicer as additional servicing compensation and shall be subject to its withdrawal at any time. The amount of any losses incurred with respect to any such Permitted Investments shall be for the account of the Primary Servicer which shall deposit the amount of such loss
(to the extent not offset by income from other Permitted Investments to which the Primary Servicer is otherwise entitled) in the Primary Certificate Account out of its own funds immediately as realized. If the Primary Servicer deposits in any Primary Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Primary Certificate
Account, any provision herein to the contrary notwithstanding.

      (e)   Except as expressly provided otherwise in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted
Investment, the Master Servicer may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings; provided, however, that if the Primary Servicer shall have deposited in the Primary Certificate Account an amount equal to all amounts due under any such Permitted Investment (net of anticipated income or earnings thereon that would have been payable to the Primary Servicer as additional servicing compensation), the Primary Servicer shall have the sole right to enforce such payment or performance.

      (f)   Certain of the Mortgage Loans may provide for payment by the
Borrower to the Primary Servicer of amounts to be used for payment of Escrow
Payments for the account of the Borrower. The Primary Servicer shall deal with these amounts in accordance with the Servicing Standard, the terms of the
Mortgage Loans and Section 3.06 (d) hereof, and the Primary Servicer will be entitled to hold any Escrow Accounts relating to the Mortgage Loans that it services in accordance with the requirements set forth in Section 3.06 (d).

      (g)   With respect to each Mortgage Loan, if required by the terms of the
Mortgage Loan, any lock-box agreement or similar agreement, the Primary Servicer shall establish and maintain, in accordance with the Servicing Standard, one or more lock-box, cash management or similar accounts ("Lock-Box Accounts") to be held outside the Trust and maintained by the Primary Servicer in accordance with the terms of the Mortgage Loan. No Lock-Box Account is required to be an
Eligible Account, unless otherwise required pursuant to the Mortgage Loan documents. The Primary Servicer shall apply the funds deposited in such accounts in accordance with the terms of the Mortgage Loan documents, any lock-box agreement and the Servicing Standard.

                                        7

Section 3.03. Application of Funds in the Primary Certificate Account.

      (a)   The Primary Servicer shall, as described in clause (b) below, make withdrawals from the Primary Certificate Account of amounts payable from the
Primary Certificate Account of the following amounts, from the amounts specified for the following purposes:

            (i)     Fees: the Primary Servicer shall pay to itself, pursuant to
      Section 3.09, any assumption fees, modification fees and extension fees relating to Mortgage Loans which are not Specially Serviced Mortgage
      Loans, all such fees as provided in Section 3.15, and other fees payable to the Primary Servicer hereunder;

            (ii)    Primary Servicing Fees and Excess Servicing Fees: to pay to
      itself the Primary Servicing Fee and the Excess Servicing Fee;

            (iii)   Investment Income: to pay to itself income and gain realized on the investment of funds deposited in such Primary Certificate Account relating to the Trust to which it is entitled as set forth herein;

            (iv)    Correction of Errors: to withdraw funds deposited in the
      Primary Certificate Account in error;

            (v)     Certificate Account: to make payment on each Primary
      Servicer Remittance Date to the Master Servicer's Collection Account of
      the remaining amounts in the Primary Certificate Account; and

            (vi)    Clear and Terminate: to clear and terminate the Primary
      Certificate Account upon the termination of this Agreement.

      (b)   The Primary Servicer shall remit to the Master Servicer by wire transfer of immediately available funds on the 5th Business Day prior to the
Distribution Date of each month (each, a "Primary Servicer Remittance Date") all funds that were on deposit in the related Primary Certificate Account (less any servicing fees and other servicing compensation that the Primary Servicer is entitled to retain pursuant to this Agreement) as of the close of business on the preceding Business Day (each, a "Primary Servicer Determination Date"), and shall deliver to the Master Servicer a remittance report substantially in the form of Exhibit P attached hereto (the "Remittance Report"). If any check or other form of payment received by the Primary Servicer with respect to a
Mortgage Loan is returned for insufficient funds and the Primary Servicer had previously remitted such payment to the Master Servicer, the Master Servicer shall reimburse the Primary Servicer for such amount within five (5) Business
Days after receipt of notification of such insufficient funds by the Primary
Servicer. All payoff funds (including, without limitation, Prepayment Premiums and Yield Maintenance Charges) are to be remitted to the Master Servicer within one (1) Business Day of Principal Prepayment or Balloon Payment.

      The Primary Servicer shall deliver to the Master Servicer on the 5th
Business Day prior to the Distribution Date of each month (each, a "Primary
Servicer Reporting Date") the Remittance Report reflecting all payments received in respect of the Mortgage Loans from the day after the preceding Primary
Servicer Determination Date through the Primary Servicer Determination Date in the then current month and the CMSA Reports substantially in the form

                                        8

attached hereto as Exhibit I (as such forms are modified from time to time by the CMSA or its successor), with respect to the Primary Servicer's Mortgage
Loans.

      In addition:

      (1)   in the case of any Monthly Payment (other than a Balloon Payment)
received on a Primary Servicer Determination Date for a Collection Period,
Primary Servicer shall (i) provide Master Servicer with immediate notice of
Primary Servicer's receipt of such payment and (ii) shall use its reasonable best efforts to remit such payment to Master Servicer on the date of receipt and in any event shall remit such payment to Master Servicer within one Business Day following receipt and the Primary Servicer shall cause any sub-servicer to remit to the Primary Servicer any such payments received by such sub-servicer within three (3) Business Days of receipt (and Primary Servicer shall in any event provide Master Servicer with immediate notice of Primary Servicer becoming aware that any Principal Prepayment is to be made on a Determination Date);

      (2)   in the case of any Monthly Payment either due during a Collection
Period or due after a Collection Period but on or before a Distribution Date but received after the end of such Collection Period, Primary Servicer shall use its reasonable efforts to remit such payment to Master Servicer on the date of receipt and in any event shall remit such payment to Master Servicer within one
Business Day following receipt;

      (3)   Primary Servicer shall use its reasonable best efforts to remit to
Master Servicer on the date of receipt of, and in any event shall remit to
Master Servicer within one Business Day following receipt of, any unscheduled payments or Balloon Payments that would result in a Prepayment Interest
Shortfall; and

      (4)   except as provided in paragraph (2) above, any Monthly Payment received and collected during a Collection Period, but due on a Due Date occurring after the end of such Collection Period, shall be remitted on the
Primary Servicer Remittance Date for the Collection Period in which such Due
Date occurs.

Section 3.04. Servicing Standard; Servicing Duties.

      (a)   Subject to the express provisions of this Agreement, for and on behalf of the Trust and for the benefit of the Certificateholders as a whole, the Primary Servicer shall service and administer the Mortgage Loans in accordance with the Servicing Standard and the terms of this Agreement and the
PSA.

      In connection with such servicing and administration, the Primary Servicer shall service in accordance with the Servicing Standard; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Primary Servicer of the collectability of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the Primary Servicer.

      (b)   The Primary Servicer shall send a written notice to the Master
Servicer within one (1) Business Day after becoming aware that a Servicing
Transfer Event has occurred with respect to a Mortgage Loan, which notice shall identify the applicable Mortgage Loan and the Servicing Transfer Event that occurred.

                                        9

      (c)   With respect to each Mortgage Loan that is subject to an
Environmental Insurance Policy, for as long as it is not a Specially Serviced
Mortgage Loan, if the Primary Servicer has actual knowledge of any event giving rise to a claim under an Environmental Insurance Policy, the Primary Servicer
shall notify the Master Servicer to such effect, and the Primary Servicer, after consultation with the Master Servicer, shall take reasonable actions in accordance with the Servicing Standard and the terms and conditions of such
Environmental Insurance Policy to make a claim thereunder and achieve the payment of all amounts to which the Trust is entitled thereunder. Any legal fees or other out-of-pocket costs incurred in accordance with the Servicing Standard in connection with any such claim shall be reimbursed by Master Servicer within five (5) Business Days upon receipt of evidence of any such costs.

      (d)   In connection with any extension of the Maturity Date of a Mortgage
Loan, the Primary Servicer shall give prompt written notice of such extension to the insurer under the Environmental Insurance Policy and shall execute such documents as are reasonably required by such insurer to procure an extension of such policy (if available). The Primary Servicer shall provide copies of such notice and documents to the Master Servicer.

Section 3.05. Fidelity Bond and Errors and Omissions Insurance Policy Maintained
by the Primary Servicer. The Primary Servicer, at its expense, shall maintain in effect a Servicer Fidelity Bond and a Servicer Errors and Omissions Insurance
Policy. The Servicer Errors and Omissions Insurance Policy and Servicer Fidelity
Bond shall be issued by a Qualified Insurer (unless the Primary Servicer self insures as provided below) and shall be in form and amount consistent with the
Servicing Standard and which includes the Master Servicer as a loss payee. In the event that any such Servicer Errors and Omissions Insurance Policy or
Servicer Fidelity Bond ceases to be in effect, the Primary Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement. So long as the long-term debt rating of the Primary Servicer, is not in any event less than
"Baa2" by Moody's and "A" by S&P or the equivalent ratings by at least two other nationally recognized statistical rating organizations, the Primary Servicer may self-insure for the Servicer Fidelity Bond and the Servicer Errors and Omissions
Insurance Policy. The Primary Servicer shall deliver to the Master Servicer on an annual basis a certificate of insurance evidencing its Fidelity Bond and
Errors and Omissions Insurance Policy as required by this section.

Section 3.06. Primary Servicer's General Power and Duties.

      (a)   The Primary Servicer shall not enter into any modifications, waivers, amendments or consents with respect to a Mortgage Loan (other than those "expressly permitted" as defined herein) or any instrument of satisfaction or cancellation, or of full release or discharge with respect to any Mortgage
Loan without the prior written consent of the Master Servicer and, if applicable, the consent or deemed consent of the Special Servicer as set forth in the Pooling and Servicing Agreement..

      (b)   The Primary Servicer shall continue to service and administer the
Mortgage Loans which have become and continue to be Specially Serviced Mortgage
Loans only to the extent that the duties are not transferred to the Special
Servicer pursuant to the PSA. The Primary Servicer shall notify the Master
Servicer within one (1) Business Day of its receipt of any collections from any
Specially Serviced Mortgage Loan.

                                       10

      (c)   The Primary Servicer shall make efforts consistent with the
Servicing Standard and the terms of this Agreement to collect all payments called for under the terms and provisions of the applicable Mortgage Loans
(other than Specially Serviced Mortgage Loans). In addition, subject to the
Servicing Standard, the Primary Servicer shall not accept any prepayment of principal with respect to any Mortgage Loan on any date other than the related
Due Date unless such payment is accompanied by a payment of the interest due with respect to such Mortgage Loan up to the next succeeding Due Date or unless such prepayment is permitted under the terms and provisions of the applicable
Mortgage Loans on a date other than a Due Date (other than Specially Serviced
Mortgage Loans). Furthermore, if a borrower requests a prepayment premium quote from the Primary Servicer, the Primary Servicer shall forward to the Master
Servicer its calculation of such prepayment amount and the Master Servicer shall confirm such amount within two (2) Business Days its receipt.

      (d)   On or prior to the Closing Date, the Primary Servicer shall open, or cause to be opened, and shall thereafter maintain, or cause to be maintained, one or more custodial accounts into which funds representing Escrow Payments received pursuant to any Mortgage Loan are deposited, which accounts must be
Eligible Accounts, in the name of "Nationwide Life Insurance Company, as Primary
Servicer for Wells Fargo Bank, National Association, as Master Servicer for
LaSalle Bank National Association, as Trustee for the Holders of Bear Stearns
Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR11" (each such account, an "Escrow Account").

      (e)   On or prior to the date the Primary Servicer shall first deposit
Escrow Payments into an Escrow Account, the Primary Servicer shall give to the
Master Servicer prior written notice of the name and address of the depository institution at which such Escrow Account is maintained and the account number of such Escrow Account. The Primary Servicer shall take such actions as are necessary to cause the depository institution holding the Escrow Account to hold such account in the name of the Primary Servicer as provided in Section 3.06
(d), subject to the Primary Servicer's right to direct payments and investments and its rights of withdrawal under this Agreement.

      (f)   The Primary Servicer shall segregate and hold all Escrow Payments separate and apart from any of its own funds and general assets and shall deposit such Escrow Payments into an Escrow Account within one (1) Business Day after receipt. The Primary Servicer shall also deposit into each Escrow Account any amounts representing losses on Permitted Investments pursuant to the immediately succeeding paragraph and any Insurance Proceeds or Liquidation
Proceeds which are required to be applied to the restoration or repair of any
Mortgaged Property pursuant to the related Mortgage Loan. Each Escrow Account shall be maintained in accordance with the requirements of the related Mortgage
Loan and in accordance with the Servicing Standard. Withdrawals from an Escrow
Account may be made by the Primary Servicer only for the following:

            (i)     to effect timely payments of items constituting Escrow
      Payments for the Mortgage Loan;

            (ii)    to transfer funds to the Master Servicer's Collection
      Account to reimburse the Master Servicer for any Advance relating to
      Escrow Payments, but only from

                                       11

      amounts received with respect to the Mortgage Loan which represent late collections of Escrow Payments thereunder;

            (iii)   for application to the restoration or repair of the related
      Mortgaged Property in accordance with the related Mortgage Loan and the
      Servicing Standard;

            (iv)    to clear and terminate such Escrow Account upon the
      termination of this Agreement or pay-off of the related Mortgage Loan;

            (v)     to pay from time to time to the related Borrower any
      interest or investment income earned on funds deposited in the Escrow
      Account if such income is required to be paid to the related Borrower under applicable law or by the terms of the Mortgage Loan, or otherwise to the Primary Servicer; and

            (vi)    to remove any funds deposited in a Escrow Account that were not required to be deposited therein or to refund amounts to the Borrowers determined to be overages.

      Subject to the immediately succeeding sentence, (i) the Primary Servicer may direct any depository institution or trust company in which the Escrow
Accounts are maintained to invest the funds held therein in one or more
Permitted Investments; provided, however, that such funds shall be either (x)
immediately available or (y) available in accordance with a schedule which will permit the Primary Servicer to meet the payment obligations for which the Escrow
Account was established; (ii) the Primary Servicer shall be entitled to all income and gain realized from any such investment of funds as additional servicing compensation; and (iii) the Primary Servicer shall deposit from its own funds in the applicable Escrow Account the amount of any loss incurred in respect of any such investment of funds immediately upon the realization of such loss. The Primary Servicer shall not direct the investment of funds held in any
Escrow Account and retain the income and gain realized therefrom if the terms of the related Mortgage Loan or applicable law permit the Borrower to be entitled to the income and gain realized from the investment of funds deposited therein, and the Primary Servicer shall not be required to invest amounts on deposit in
Escrow Accounts in Permitted Investments or Eligible Accounts to the extent that the Primary Servicer is required by either law or under the terms of any
Mortgage Loan to deposit or invest (or the Borrower is entitled to direct the deposit or investment of) such amounts in another type of investments or accounts. In the event the Primary Servicer is not entitled to direct the investment of such funds, (1) the Primary Servicer shall direct the depository institution or trust company in which such Escrow Accounts are maintained to invest the funds held therein in accordance with the Borrower's written investment instructions, if the terms of the related Mortgage Loan or applicable law require the Primary Servicer to invest such funds in accordance with the
Borrower's directions; and (2) in the absence of appropriate written instructions from the Borrower, the Primary Servicer shall have no obligation to, but may be entitled to, direct the investment of such funds; provided, however, that in either event (i) such funds shall be either (y) immediately available or (z) available in accordance with a schedule which will permit the
Primary Servicer to meet the payment obligations for which the Escrow Account was established, and (ii) the Primary Servicer shall have no liability for any loss in investments of such funds that are invested pursuant to written instructions from the Borrower. In connection with such funds and all other funds (if any) held by or maintained under the control of the Primary Servicer hereunder on behalf of the Borrowers, the Primary Servicer shall analyze such funds (according to the related Mortgage Loan documents) not less frequently than

                                       12

annually; the Primary Servicer shall pay or credit to the related Borrowers interest or income on such funds to which they are entitled, all in accordance with the related Mortgage Loan documents and applicable state law; and the
Primary Servicer shall return the remainder of such funds to the Borrower within
30 days following the full repayment of the related Mortgage Loan. If the
Primary Servicer is required under this Agreement to make payments or disbursements to third parties (such as tax or insurance payments) on behalf of a Borrower from funds held by or maintained under the control of the Primary
Servicer hereunder on behalf of such Borrower, such payment or disbursement shall be made on or before the related penalty or expiration dates, as indicated
on the appropriate bills or notices for such payments, provided that such support has been received by the Primary Servicer at least 30 calendar days prior to these dates. Any late payment penalties in connection with any such payment or disbursement to be made on behalf of a Borrower shall be paid from the Primary Servicer's funds (without right of reimbursement therefor) and not charged to the Borrower, unless the late payment was due to the Borrower's error or omission. Any such payments or disbursements made on behalf of a Borrower shall be posted by the Primary Servicer to the Borrower records maintained by the Primary Servicer, in each case within two Business Days after the payment or disbursement.

      (g)   The relationship of the Primary Servicer to the Master Servicer under this Agreement is intended by the parties to be that of an independent contractor and not of a joint venturer, partner or agent.

      (h)   The Primary Servicer shall, as to each Mortgage Loan which is secured by the interest of the related Borrower under a ground lease, confirm whether or not on or prior to the date that is thirty (30) days after receipt of the related Servicer Mortgage File by the Primary Servicer, the Seller has
notified the related ground lessor of the transfer of such Mortgage Loan to the
Trust pursuant to the PSA and informed such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the
Master Servicer (as evidenced by delivery of a copy thereof to the Master
Servicer). The Primary Servicer shall promptly notify the ground lessor if the
Seller has failed to do so by the thirtieth day after the Closing Date.

      (i)   The Primary Servicer shall not waive any late fees or default interest without the prior written consent of the Master Servicer.

Section 3.07. Maintenance of Hazard Insurance, Other Insurance, Taxes and Other.

      (a)   Subject to the limitations set forth below, the Primary Servicer shall use reasonable efforts consistent with the Servicing Standard to cause the related Borrower to maintain for each Mortgaged Property (other than any REO
Property) (A) a Standard Hazard Insurance Policy which does not provide for reduction due to depreciation in an amount that is at least equal to the lesser of (i) the full replacement cost of improvements securing such Mortgage Loan or
(ii) the outstanding Principal Balance of such Mortgage Loan, but, in any event, in an amount sufficient to avoid the application of any co-insurance clause, (B)
any terrorism insurance coverage for a Mortgage Loan, which the related Borrower is required to maintain under the related Mortgage, to the extent that such insurance is available at a commercially reasonable rate and (C) any other insurance coverage for a Mortgage Loan which the related Borrower is required to maintain under the related Mortgage, provided, the Primary Servicer shall not be required to maintain earthquake insurance on any Mortgaged Property required by

                                       13

the related Mortgage unless such insurance was required at origination and is available at a commercially reasonable rate. If the related Borrower does not maintain the insurance set forth in clauses (A), (B) and (C) above, then the
Primary Servicer shall cause to be maintained such insurance with a Qualified
Insurer.

      (b)   In no event shall the Primary Servicer be required to cause the
Borrower under any Mortgage Loan to maintain, or itself obtain, insurance coverage that the Primary Servicer has determined is either (i) not available at any rate or (ii) not available at commercially reasonable rates and the related hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which the related Mortgaged Property is located (in each case, as determined by the applicable Primary Servicer, which shall be entitled to rely, at its own expense, on insurance consultants in making such determination) (and provided that any such determinations by the applicable Master Servicer must be made not less frequently (but need not be made more frequently) than annually but in any event shall be made at the approximate date on which the applicable Master
Servicer receives notice of the renewal, replacement or cancellation of coverage). For any Mortgage Loan with a Stated Principal Balance in excess of
$2,500,000, the Primary Servicer shall obtain the consent of the Special
Servicer in accordance with Section 3.07(a) of the Pooling and Servicing
Agreement before making the determination as described in this Section 3.07(b).

      Each Standard Hazard Insurance Policy maintained with respect to any
Mortgaged Property that is not an REO Property shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. If, on the date of origination, the improvements on the Mortgaged Property are located in a designated special flood hazard area by the Federal Emergency Management Agency in the Federal Register, as amended from time to time (to the extent permitted under the related Mortgage Loan or as required by law), the Primary Servicer
(with respect to any Mortgaged Property that is not an REO Property) shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage
Loan or (ii) the maximum amount of such insurance available for the related
Mortgaged Property under the national flood insurance program, if the area in which the improvements on the Mortgaged Property are located is participating in such program. Any amounts collected by the Primary Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the
Borrower in accordance with the terms of the applicable Mortgage Loan) shall be deposited in the Primary Certificate Account.

      Any cost (such as insurance premiums and insurance broker fees but not internal costs and expenses of obtaining such insurance) incurred by the Primary
Servicer in maintaining any insurance pursuant to this Section 3.07 shall not, for the purpose of calculating remittances to the Master Servicer for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan permit such cost to be added to the outstanding Principal Balance thereof. Such costs shall be paid by the Primary
Servicer which shall be reimbursed by Master Servicer within two (2) Business
Days upon receipt of evidence of any such costs.

      Notwithstanding the above, the Primary Servicer shall have no obligation beyond using its reasonable efforts consistent with the Servicing Standard to enforce such insurance requirements. Furthermore, the Primary Servicer shall not be required in any event to maintain

                                       14

or obtain insurance coverage to the extent the Trustee as mortgagee does not have an insurable interest or beyond what is reasonably available at a commercially reasonable rate and consistent with the Servicing Standard. The
Primary Servicer shall notify the Trustee in the event it makes such determination.

      With respect to each Mortgage Loan, the Primary Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on the related Mortgaged Property and the status of insurance premiums payable with respect thereto. From time to time, the Primary Servicer shall except in the case of Mortgage Loans under which Escrow Payments are not held by the Primary Servicer, (i) obtain all bills for the payment of such items
(including renewal premiums), and (ii) effect payment of all such bills, taxes and other assessments with respect to such Mortgaged Properties prior to the applicable penalty or termination date, in each case employing for such purpose
Escrow Payments as allowed under the terms of the related Mortgage Loan.

      (c)   With respect to the Mortgage Loans, the Primary Servicer shall give the Master Servicer ten (10) days prior written notice of the amount and nature of any necessary payment which must be made for which there are insufficient funds; provided, however, that, with respect to any payment required to be made on an urgent or emergency basis such that the Primary Servicer is unable to provide the Master Servicer with sufficient notice to enable the Master Servicer to make such payments, the Primary Servicer shall make such payment. The Primary
Servicer shall be reimbursed by Master Servicer for any such payment within two
(2) Business Days of receipt of evidence of same. Notwithstanding any provision contained in this Agreement to the contrary, (with the exception of urgent or emergency payments as set forth above) the Primary Servicer shall not be responsible for making any Servicing Advances with respect to the Mortgage
Loans.

Section 3.08. Enforcement of Due-On-Sale Clauses; Assumption Agreements;
Due-On-Encumbrance Clause.

      (a)   In the event the Primary Servicer receives a request from a Borrower pursuant to the provisions of any Mortgage Loan (other than a Specially Serviced
Mortgage Loan) that expressly permits, subject to any conditions set forth in the Mortgage Loan documents, for the assignment of the related Mortgaged
Property to, and assumption of such Mortgage Loan by, another Person, the
Primary Servicer shall obtain relevant information for purposes of evaluating such request and no Master Servicer or Special Servicer shall have an obligation to review or consent to such request. For the purpose of the foregoing sentence, the term "expressly permits" shall mean that the mortgage loan documents grant to the borrower the outright permission to assign the mortgaged property to and cause the assumption of the mortgage loan by another person or entity if the conditions to the transaction that are set forth in the related Mortgage Loan
Documents do not include the approval of the lender or the exercise of lender discretion (other than confirming the satisfaction of the other conditions to the transaction set forth in the related Mortgage Loan Documents that do not include any other approval or exercise). With respect to each Mortgage Loan that does not "expressly permit" an assignment and assumption, if the Primary
Servicer recommends to approve such assignment, the Primary Servicer shall provide to the Master Servicer and the Special Servicer a copy of such recommendation and the materials upon which such recommendation is based (which information shall consist of the information to

                                       15

be included in the Assignment and Assumption Submission to the Special Servicer,
in the form attached hereto as Exhibit L) and the Primary Servicer shall, on behalf of the Master Servicer, obtain the Special Servicer's consent in accordance with Section 3.20 of the Pooling and Servicing Agreement before the completion of such assignment and assumption.

      Upon consent or deemed consent the Special Servicer to such proposed assignment and assumption, or in the case where the Master Servicer and/or
Special Servicer consent is not required, the Primary Servicer shall process such request of the related Borrower and shall be authorized to enter into an assignment and assumption or substitution agreement with the Person to whom the related Mortgaged Property has been or is proposed to be conveyed, and/or release the original Borrower from liability under the related Mortgage Loan or
Serviced Non-Pooled Mortgage Loan and substitute as obligor thereunder the
Person to whom the related Mortgaged Property has been or is proposed to be conveyed. To the extent permitted by applicable law, the Primary Servicer shall not enter into such an assumption or substitution agreement unless the credit status of the prospective new Borrower is in conformity to the terms of the related Mortgage Loan documents, Serviced Non-Pooled Mortgage Loan or
Intercreditor Agreement. The Primary Servicer shall notify the Master Servicer, the Trustee, the Certificate Administrator and the Special Servicer of any
assignment and assumption or substitution agreement executed pursuant to this
Section 3.08. As additional servicing compensation, the Master Servicer, the
Primary Servicer and the Special Servicer will be entitled, in accordance with
Section 3.09, to any assumption fees collected from a Borrower in connection with an assignment and assumption or substitution executed pursuant to this
Section 3.08.

      (b)   Other than with respect to the assignment and assumptions referred to in subsection (a) above, if any Mortgage Loan that is not a Specially
Serviced Mortgage Loan contains a provision in the nature of a "due-on-sale"
clause, which by its terms (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale of the related
Mortgaged Property, or (ii) provides that such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer, then, in connection with any such sale or assumption, the
Primary Servicer shall obtain the relevant information for purposes of evaluating such sale or assumption and shall provide its recommendation to the
Master Servicer. The review and determination to either (i) enforce such due-
on-sale clause or (ii) if in the best economic interest of the Trust, waive the effect of such provision, shall be processed in the same manner as described above; provided, however, that if the Principal Balance of such Mortgage Loan at such time equals or exceeds 5% of the Aggregate Certificate Balance or is one of the then current top 10 loans (by Principal Balance) in the pool, then prior to waiving the effect of such provision, the Master Servicer shall obtain Rating
Agency Confirmation regarding such waiver.

      (c)   The Master Servicer shall have the right to consent to any transfers of an interest of a Borrower to the extent such transfer is allowed under the terms of the related Mortgage Loan, including any consent to transfer to any subsidiary or Affiliate of the Borrower, to a Person acquiring less than a majority interest in the Borrower or to an entity of which the Borrower is the controlling beneficial owner; provided, however, that if (i) the affected
Serviced Mortgage Loan is a Pooled Mortgage Loan that, together with all other
Pooled Mortgage Loans, if any, that are in the same Cross-Collateralized Group as such Pooled Mortgage Loan or have the same Borrower as such Pooled Mortgage
Loan or have Borrowers that are known to be affiliated with the Borrower under such Pooled Mortgage Loan, has a Stated Principal Balance

                                       16

that equals or exceeds 5% of the then aggregate Stated Principal Balance of the
Mortgage Pool or is one of the then current top ten Pooled Mortgage Loans (by
Stated Principal Balance) in the Mortgage Pool or has a Cut-off Date Principal
Balance in excess of $20,000,000, and (ii) the transfer is of an interest in the
Borrower greater than 49%, then the applicable Master Servicer shall not consent to such transfer unless and until it has received written confirmation from each
Rating Agency that such action would not result in an Adverse Rating Event with respect to any Class of Rated Certificates, the costs of which to be payable by the related Borrower to the extent provided for in the Mortgage Loan documents.

      (d)   In the event that the Primary Servicer receives a request for a waiver of any "due on-encumbrance" clause, which by its terms:

            (i)     provides that such Mortgage Loan shall (or may at the
      mortgagee's option) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property or a lien on the ownership interest in the Borrower; or

            (ii)    requires the consent of the Mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged
      Property,

the Primary Servicer shall promptly obtain relevant information for purposes of evaluating any related waiver or consent. The Primary Servicer shall provide to the Master Servicer and the Special Servicer a copy of its recommendation with respect to such matter and the materials upon which such recommendation is based
(which information shall consist of the information to be included in the
Additional Lien, Monetary Encumbrance and Mezzanine Financing Submission Package
to the Master Servicer, in the form attached hereto as Exhibit M).

      (e)   The Primary Servicer shall be entitled to contact the Special
Servicer directly in accordance with the Pooling and Servicing Agreement in regard to any request received from Borrower relating to the provisions of this
Section 3.08 of the Agreement and the Master Servicer hereby acknowledges the delegation certain of its rights and duties as set forth under Section 3.22 of the Pooling and Servicing Agreement and as specifically set forth herein.

      (f)   The parties hereto acknowledge that, if the representation set forth in the final sentence of paragraph 23 or the final sentence of paragraph 29 of
Exhibit C to the Mortgage Loan Purchase Agreements, regarding the obligation of a Borrower to pay the reasonable costs and expenses of obtaining any Rating
Agency Confirmation in connection with an assumption or defeasance of the related Mortgage Loan because the related mortgage loan documents do not require the Borrower to pay costs related thereto, then it shall be the sole obligation of the related Seller to pay an amount equal to such insufficiency to the extent the related Borrower is not required to pay such amount. The Primary Servicer may not waive such payment by the Borrower.

Section 3.09. Servicing Compensation. With respect to the Mortgage Loans, the
Primary Servicer shall not be entitled to Additional Primary Servicing
Compensation in respect of interest or other income on deposits in any account that is not maintained by the Primary Servicer. The Primary Certificate Accounts
and the Escrow Accounts, with respect to the Mortgage Loans, shall be accounts maintained by the Primary Servicer and the interest and investment income

                                       17

realized with respect to the Mortgage Loans thereon shall be for the exclusive benefit of the Primary Servicer, unless the Mortgage Loan documents require that such interest or other income shall be paid to the Borrower. In addition, the
Primary Servicer shall be entitled to any Borrower-paid administration fees associated with any Reserve Account maintained by the Primary Servicer.

      The Primary Servicer shall retain all rights to the Excess Servicing Fee for the Mortgage Loans, even if (a) any Mortgage Loan or Mortgage Loans become
Specially Serviced Mortgage Loans; (b) the Primary Servicer's servicing is terminated with respect to particular Mortgage Loans or (c) the Primary Servicer is in default, is terminated or resigns under this Agreement. If the Primary
Servicer is unable to deduct the Excess Servicing Fee because it no longer services a Mortgage Loan or Mortgage Loans or for any other reason (other than transfer or assignment of the rights to the Excess Servicing Fee), then the
Master Servicer (and any successor) shall cause the Excess Servicing Fee to be paid on the Mortgage Loans to the Primary Servicer, to the extent of any amounts received by the Master Servicer.

      The Primary Servicer shall be entitled to receive as additional primary servicing compensation ("Additional Primary Servicing Compensation"), the
percentage specified below of the income, fee or charge described below, in each case only to the extent that such income, fee or charge is actually collected by the Primary Servicer from the Borrower or earned and paid on any account:

      100% of the earnings on the accounts held by the Primary Servicer, including the Escrow Accounts, and the Primary Certificate Account, to the
extent not required to be paid by any Borrower.

      50% of any fee associated with a Borrower request including but not limited to loan assumptions, modifications, waivers, consents and extensions relating to transactions not requiring Special Servicer consent pursuant to the
PSA.

      25% of any fee associated with a Borrower request (other than the non-refundable processing fee relating to assumptions and transfers) including but not limited to loan assumptions, modifications, waivers, consents and extensions relating to transactions requiring Special Servicer consent pursuant to the PSA.

      The Primary Servicer shall be entitled to withdraw from the Primary
Certificate Account and pay to itself the Primary Servicing Fee, the Excess
Servicing Fee and Additional Primary Servicing Compensation on the related
Primary Servicer Remittance Date but only from the sources of funds from which such payment may be made as specified hereunder and the Pooling and Servicing
Agreement. The Primary Servicer shall not be entitled to any default interest, prepayment premiums, yield maintenance charges or additional interest, including excess interest collected on any Mortgage Loan. Any fees, charges or miscellaneous collections not specified as payable to the Primary Servicer above are payable to the Master Servicer. Notwithstanding the preceding provisions of this Section 3.09, the Primary Servicer shall not be entitled to any Additional
Primary Servicing Compensation with respect to any Mortgage Loan that has become a Specially Serviced Mortgage Loan (other than interest and investment income earned on funds in accounts maintained by the Primary Servicer) or with respect to which the Primary Servicer has been terminated as Primary Servicer hereunder;
provided, however, the Primary Servicer

                                       18

shall be entitled to the Excess Servicing Fee. The Primary Servicer shall be required to pay out of its own funds, without reimbursement therefor, all overhead and general and administrative expenses incurred by it in connection with its servicing activities hereunder, including costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses. The Primary Servicer shall also be entitled to a portion of any late charges collected from or on behalf of any Borrower after application to any advance interest due to the
Trust, on a "loan-by-loan" basis. The fee addendum hereto as Exhibit Q (the "Fee
Addendum") is hereby incorporated by reference as if fully set forth herein. Any conflict between the provisions of this Agreement and the Fee Addendum shall be resolved in favor of the Fee Addendum.

Section 3.10. Primary Servicer Reports; Account Statements.

      (a)   For each Primary Servicer Reporting Date, the Primary Servicer shall deliver to the Master Servicer, no later than 2:00 p.m., New York City time, on the related Primary Servicer Reporting Date, the Remittance Report with respect to such Primary Servicer Reporting Date including any information regarding payoffs and prepayments made pursuant to Section 3.03(b) above. The Primary
Servicer shall also be required to provide a Remittance Report within one (1)
Business Day of a loan payoff pursuant to Section 3.03(b). Any payments or information received by the Primary Servicer with respect to a Specially
Serviced Mortgage Loan shall be forwarded promptly to the Master Servicer.

      (b)   The Primary Servicer shall deliver to the Master Servicer, within 30 days following each Primary Servicer Reporting Date, a statement (each, a
"Primary Certificate Account Statement") setting forth the status of the Primary
Certificate Account and any other bank accounts associated with this Agreement as of the close of business on such Primary Servicer Reporting Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Primary Certificate Account. Each Primary Certificate
Account Statement shall attach a copy of a bank account statement for such
Primary Certificate Account and such period.

      (c)   The Primary Servicer shall deliver or cause to be delivered to the
Master Servicer the following CMSA Reports (or in any other form as provided to the Primary Servicer) with respect to the Mortgage Loans providing the required information as of the related Primary Servicer Determination Date upon the following schedule: (i) a Comparative Financial Status Report not later than each Primary Servicer Reporting Date, commencing in April 2006; (ii) an
Operating Statement Analysis Report, the Financial File and an NOI Adjustment
Worksheet in accordance with Section 3.13 of this Agreement; (iii) a Servicer
Watch List in accordance with and subject to the terms of Section 3.10 (d) below on each Primary Servicer Reporting Date, commencing in April 2006; (iv) a Loan
Periodic Update File not later than each Primary Servicer Reporting Date, commencing in April 2006; (vi) a Property File not later than each Primary
Servicer Reporting Date, commencing in April 2006; (vii) a Delinquent Loan
Status Report not later than each Primary Servicer Reporting Date (commencing in
April 2006) and (viii) a Loan Level Reserve Report not later than each Primary
Servicer Reporting Date (commencing in April 2006).

      (d)   For each Distribution Date, the Primary Servicer shall deliver to the Master Servicer(and solely with respect to a Serviced Loan Pair, the holder of the related Serviced Non-

                                       19

Pooled Mortgage Loan), not later than the Primary Servicer Reporting Date, a
Servicer Watch List.

      (e)   If the Primary Servicer delivers to the Master Servicer a notice of drawing to effect a drawing on any letter of credit or debt service reserve account under which the Trust has rights as the holder of any Mortgage Loan for purposes other than payment or reimbursement of amounts contemplated in and by a reserve or escrow agreement (other than after a default under an applicable
Mortgage Loan), the Master Servicer shall, within five (5) Business Days following its receipt of the proceeds of such drawing, deliver notice thereof to the Special Servicer and the Certificate Administrator, which notice shall set forth (i) the unpaid Principal Balance of such Mortgage Loan immediately before and immediately after the drawing, and (ii) a brief description of the circumstances that in the Master Servicer's good faith, reasonable judgment and in compliance with the Servicing Standard entitled the Master Servicer to make such drawing.

      (f)   To the extent that the Master Servicer is required to deliver additional information under the Pooling and Servicing Agreement relating to the information provided to the Master Servicer by the Primary Servicer in Exhibits
E, F and G, the Primary Servicer shall use reasonable efforts consistent with the Servicing Standard to supply such additional information to the Master
Servicer.

      (g)   The Primary Servicer shall prepare reports on the status of real estate taxes, the status of insurance and the status of UCC financing statements for the Mortgage Loans in the forms and setting forth the information as more particularly described and set forth on Exhibits E, F and G, respectively, in each January, April, July and October of each year and deliver such reports to the Master Servicer not later than the Primary Servicer Reporting Date occurring in each such month.

      (h)   On or before the first anniversary of the Closing Date, the Primary
Servicer shall deliver to the Master Servicer a report, in the form attached hereto as Exhibit O, which identifies with respect to each Mortgage Loan that requires reserve payments as of the Closing Date and for which the required actions relating to such reserve payments which are escrowed have not been completed by such first anniversary: (i) the amount of reserve payments as of the Closing Date, (ii) the amount of reserve payments remaining on the date of the reporting, (iii) reserve type, (iv) the expiration date by which the work must be completed and (v) the status of such work. If the work or project is not completed in accordance with the requirements of the escrow, including, without limitation, within the required timeframe, the Primary Servicer shall notify the
Master Servicer within five (5) Business Days of such non-compliance. The
Primary Servicer shall provide additional information in connection with such work or project to the Master Servicer upon request.

Section 3.11. [Reserved].

Section 3.12. Exchange Act Reporting and Regulation AB Compliance The Primary
Servicer shall comply with all applicable terms and conditions of Article XI of the Pooling and Servicing Agreement.

                                       20

Section 3.13. Operating Statement Analysis Reports Regarding the Mortgaged
Properties. The Primary Servicer, at its own expense and at all times prior to a
Mortgage Loan becoming a Specially Serviced Mortgage Loan, shall (a) within 90 days after the end of each of the first three calendar quarters (in each year)
for the trailing 12 months, quarterly or year to date information received, commencing, for the quarter ending on March 31, 2006, the Primary Servicer shall deliver to the Master Servicer an Operating Statement Analysis Report and a
Financial File for each Mortgaged Property in electronic format, prepared using the non normalized quarterly, year to date or trailing 12 month operating statements and rent rolls received from the related Borrower, if any and (b) not later than the May 15 of each year, beginning in 2007 for year-end 2006, to the
Master Servicer, an Operating Statement Analysis Report, a Financial File and an
NOI Adjustment Worksheet for each Mortgage Loan in electronic format, based on the most recently available year end financial statements and most recently available rent rolls of each applicable Borrower (to the extent provided to the
Primary Servicer by or on behalf of each Borrower). As and to the extent reasonably requested by the Special Servicer to the Master Servicer, the Primary
Servicer shall make inquiry of any Borrower with respect to such information or as regards the performance of the related Mortgaged Property in general. The related rent rolls, operating statements, financial statements and inspections collected with respect to the Mortgaged Properties shall be delivered by the
Primary Servicer to the Master Servicer within 25 days following receipt thereof.

Section 3.14. Inspections. The Primary Servicer shall, at its own expense, inspect or cause to be inspected each Mortgaged Property other than Mortgaged
Properties related to Specially Serviced Mortgage Loans, every calendar year beginning in 2006, or every second calendar year beginning in 2006 if the
Principal Balance of the related Mortgage Loan is under $2,000,000; provided that with respect to any Mortgage Loan (other than a Specially Serviced Pooled
Mortgage Loan) has been placed on the Servicer Watchlist, the Primary Servicer, at its own expense, shall, at the request of the Controlling Class
Representative, inspect or cause to be inspected the related Mortgaged Property every calendar year beginning in 2006 so long as such Mortgage Loan continues to be on the CMSA Servicer Watch List; and provided, further, that Primary Servicer will not be obligated to inspect any particular Mortgaged Property during any one-year or two-year, as applicable, period contemplated above in this sentence, if the Special Servicer has already done so during that period pursuant to the
Pooling and Servicing Agreement. The Primary Servicer shall cause to be prepared an Inspection Report, in the form set forth in Exhibit H attached hereto, relating to each inspection. The Primary Servicer shall forward three (3) copies of the applicable Inspection Report to the Master Servicer within twenty (20)
days of the related inspection. After a Mortgage Loan becomes a Specially
Serviced Mortgage Loan, the Primary Servicer will have no obligations under this
Section. However, once a Specially Serviced Mortgage Loan is rehabilitated (a
"Rehabilitated Mortgage Loan"), the provisions of this Section 3.14 shall once again apply to the Primary Servicer with respect to such Rehabilitated Mortgage
Loan.

Section 3.15. Modifications, Waivers, Amendments, Extensions and Consents. In
the event the Primary Servicer receives a request from a Borrower pursuant to the provisions of any Mortgage Loan (other than a Specially Serviced Mortgage
Loan) regarding (a) any term of a Mortgage Loan that is not a Specially Serviced
Mortgage Loan or (b) any request by a Borrower (including any request for consent, as more fully detailed below or any modification or waiver, as more fully described below, the Primary Servicer shall obtain relevant information for purposes of evaluating such request. The Primary Servicer shall provide the
Master Servicer with a written

                                       21

case including its recommendation with respect to such matter and the materials upon which such recommendation is based and shall prepare such documents as are necessary to process such request.

      (a)   (i)     The Master Servicer, in accordance with the Servicing
Standard, may agree to any modification, waiver, amendment or consent of or relating to any term (including, without limitation any matter set forth in
Section 3.20(f) of the Pooling and Servicing Agreement that the Master Servicer is entitled to take without the consent of the Special Servicer ("Master
Servicer Consent Matters")) other than a Money Term of a Mortgage Loan or a
Serviced Non-Pooled Mortgage Loan that is not a Specially Serviced Mortgage
Loan, provided that such amendment would not result in an Adverse REMIC Event;
and provided, further, that if any consent relates to a release of a letter of credit relating to any Mortgage Loan (other than letters of credit or portions thereof released upon satisfaction of conditions specified in the related agreements), then (i) the Master Servicer shall notify the Special Servicer of any Borrower's request to release such letter of credit which the Master
Servicer recommends to release, and (ii) if the terms of the related Mortgage
Loan do not require the Master Servicer to approve a release, then the Special
Servicer shall within five Business Days provide notice to the Master Servicer on whether the Master Servicer should approve the release (and the failure of the Special Servicer to give the Master Servicer such notice shall automatically be deemed to be an approval by the Special Servicer that the Master Servicer should grant such release). Notwithstanding the preceding sentence, if the
Master Servicer recommends to approve a modification, waiver, amendment or consent which is not a Master Servicer Consent Matter (including, without limitation, any waiver of any requirement that the Borrower post additional reserves or a letter of credit upon the failure of the Borrower to satisfy conditions specified in the Mortgage Loan documents), the Master Servicer shall provide to the Special Servicer a copy of the Master Servicer's recommendation and the relevant information obtained or prepared by the Master Servicer in connection therewith and all other information reasonably requested by the
Special Servicer, provided, that (A) the Special Servicer shall have the right hereunder to grant or withhold consent to any such proposed modification, waiver, amendment or consent, and the Special Servicer shall not unreasonably withhold such consent and any such decision shall be in accordance with the
Servicing Standard, (B) any such consent shall be deemed to have been granted if such consent has not been expressly denied either (x) within ten Business Days of the Special Servicer's initial receipt of the applicable Master Servicer's recommendations and analysis, if the Special Servicer has not requested additional information as described above on or before the date that is four
Business Days following the Special Servicer's receipt of the applicable Master
Servicer's recommendations and analysis, or (y) within six Business Days following the Special Servicer's receipt of the additional information requested by the Special Servicer as described above, if the Special Servicer has requested such additional information on or before the date that is four
Business Days following the Special Servicer's initial receipt of the applicable
Master Servicer's recommendations and analysis and (C) the Master Servicer shall not enter into any such proposed modification, waiver, amendment or consent unless it has received the written consent of the Special Servicer or such consent has been deemed to have been granted as described above. Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be required to obtain or request the consent of the Special Servicer in connection with any modification, waiver or amendment, or granting its consent to transactions, under one or more of the Mortgage Loans that in each case the
Master Servicer has determined (in accordance with the Servicing Standard) is immaterial. In any event, the Master Servicer shall promptly notify the Special
Servicer of any material modification, waiver, amendment or

                                       22

consent executed by the Master Servicer pursuant to this Section 3.15 (a)(i) and provide to the Special Servicer a copy thereof. Notwithstanding the foregoing provisions of this Section 3.15, if the Mortgage Loan documents do not preclude imposition of a requirement to or require a Borrower to pay a fee for an assumption, modification, waiver, amendment or consent that would be due or partially due to the Special Servicer, then the Master Servicer shall not waive the portion of such fee due to the Special Servicer without the Special
Servicer's approval. In addition to the prior sentence and with respect to the fees mentioned therein, the Primary Servicer shall not waive any of such fees due to the Master Servicer or the Special Servicer without such party's written consent. Notwithstanding anything to the contrary contained herein, the Primary
Servicer shall be entitled to submit any such request directly to the Special
Servicer in accordance with the PSA.

            (ii)    In the event the Primary Servicer receives a request from a
      Borrower to extend the maturity date of any Balloon Mortgage that is not a
      Specially Serviced Mortgage Loan to a date that is not more than 90 days following the original maturity date, the Primary Servicer shall obtain relevant information for evaluating such request. The Primary Servicer shall provide to the Special Servicer and the Master Servicer a copy of its written case with respect to such matter, along with copies of the materials upon such recommendation is based. The Master Servicer may, with or without the consent of the Special Servicer, approve such an extension if, in the Master Servicer's sole judgment exercised in good faith and based upon its evaluation of the recommendation of the Primary Servicer, a default in the payment of the Balloon Payment is reasonably foreseeable and such extension is reasonably likely to produce a greater recovery to the Holders on a net present value basis than liquidation of such Mortgage
      Loan and the Borrower has obtained an executed written commitment (subject only to satisfaction of conditions set forth therein) for refinancing of the Mortgage Loan or purchase of the related Mortgaged Property. Upon receipt of written approval or consent from the Master Servicer, Primary
      Servicer shall prepare such documents as are necessary to process such request and provide the documents to the Master Servicer for signature.
      Any extension fees collected from a Borrower with respect to any such extension shall be divided between the Master Servicer and the Primary
      Servicer, each receiving fifty percent (50%) as additional servicing compensation.

      (b)   If the Mortgage Loan documents relating to a Mortgage Loan provide that certain conditions must be satisfied prior to the Master Servicer releasing additional collateral for the Mortgage Loan (e.g., the release, reduction or termination of reserves or letters of credit or the establishment of reserves), then the Master Servicer shall be permitted to waive any such condition without obtaining the consent of the Special Servicer, provided that (1) the aggregate amount of the related release, reduction or termination is no greater than the smaller of 10% of the outstanding unpaid Principal Balance of the related
Mortgage Loan or $75,000, (2) the condition to be waived is deemed to be non-
material in accordance with the Servicing Standard or (3) such release, reduction or termination would not otherwise cause an Adverse REMIC Event.
Notwithstanding the foregoing, without the Special Servicer's consent or except as provided in the specific Mortgage Loan documents, the Master Servicer shall not waive: (1) a requirement for any such additional collateral to exist, or (2)
a lock box requirement.

      (c)   The Master Servicer shall not require a Rating Agency Confirmation in connection with this Agreement unless the terms of the PSA specifically require the Master

                                       23

Servicer to do so, and if so required by the terms of the PSA, the Master
Servicer shall not be permitted to waive (i) the Rating Agency Confirmation requirement or (ii) the obligation of a Borrower to pay all or any portion of any fee payable in connection with obtaining the Rating Agency Confirmation.

      (d)   If a Borrower requests to defease a Mortgage Loan (other than a
Specially Serviced Mortgage Loan) and the Mortgage Loan Documents for such
Mortgage Loan expressly provide for a defeasance, Primary Servicer shall seek the prior written consent of Master Servicer prior to consenting to such defeasance, which consent shall not be withheld or delayed unreasonably when
Primary Servicer submits to Master Servicer the items substantially as set forth on Exhibit J to this Agreement relating to such defeasance.

      (e)   The Primary Servicer shall be entitled to contact the Special
Servicer directly in regard to any request received from Borrower relating to the provisions of this Section 3.15 of the Agreement if the Special Servicer is
entitled to grant or withhold consent to such request under the terms of the
Pooling and Servicing Agreement.

Section 3.16. Specially Serviced Mortgage Loans.

      (a)   The Primary Servicer shall send a written notice to the Master
Servicer within one (1) Business Day after becoming aware of a Servicing
Transfer Event with respect to a Mortgage Loan, which notice shall identify the applicable Mortgage Loan and set forth in reasonable detail the nature and relevant facts of such Servicing Transfer Event and whether such Mortgage Loan is covered by an Environmental Insurance Policy (and for purposes of stating whether such Mortgage Loan is covered by an Environmental Insurance Policy the
Master Servicer may rely on the Mortgage Loan Schedule). If the Master Servicer recommends to approve such a transfer, it shall provide to the Special Servicer and the Primary Servicer a copy of its recommendation. The Primary Servicer shall, at that time, copy and provide its Mortgage Loan file and all related documents to the Master Servicer, who will then forward such copies to the
Special Servicer.

      (b)   Prior to the transfer of the servicing of any Specially Serviced
Mortgage Loan to the Special Servicer, the Primary Servicer shall notify the related Borrower of such transfer in accordance with the Servicing Standard with a copy of that letter being sent concurrently to the Master Servicer. The form and substance of such notice shall be reasonably satisfactory to the Master
Servicer. The Master Servicer shall send a copy of such notice, along with the
Mortgage Loan file if received from the Primary Servicer to the Special
Servicer.

Section 3.17. Compliance with REMIC Provisions. The Primary Servicer shall act in accordance with this Agreement, the PSA and the REMIC Provisions and related provisions of the Code in order to maintain the status of the REMICs created under the PSA and the Code. In maintaining the status of such REMICs, the
Primary Servicer shall take no action or cause any REMIC Pool to take any action that could (i) endanger the status of any REMIC Pool as a REMIC under the Code or (ii) result in the imposition of a tax upon any REMIC Pool (including, but not limited to, the tax on prohibited transactions as defined in Code Section
860F(a)(2) or on prohibited contributions pursuant to Section 860G(d)) unless the Master Servicer shall have received a Nondisqualification Opinion (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such tax.

                                       24

Section 3.18. Representations, Warranties and Covenants of the Primary Servicer.

      (a)   The Primary Servicer hereby represents and warrants to and covenants with the Master Servicer, as of the date hereof:

            (i)     the Primary Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of Ohio, and shall be and thereafter remain, in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, except where the failure to so qualify or comply would not adversely affect the Primary Servicer's ability to perform its obligations hereunder in accordance with the terms of this Agreement;

            (ii)    the Primary Servicer has the full power and authority to
      execute, deliver, perform, and to enter into and consummate all transactions and obligations contemplated by this Agreement. The Primary
      Servicer has duly and validly authorized the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by the Primary Servicer. This Agreement evidences the valid and binding obligation of the Primary Servicer enforceable against the
      Primary Servicer in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, receivership and other similar laws affecting creditors'
      rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii)   the execution and delivery of this Agreement, the
      consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Agreement will not
      (1) result in a breach of any term or provision of its articles of incorporation or (2) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects its ability to perform its obligations under this
      Agreement;

            (iv)    no litigation is pending or, to the Primary Servicer's
      knowledge, threatened, against it, that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

            (v)     no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement, or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same or will obtain the same prior to the time necessary to perform its obligations under this Agreement, and, except to the extent in the case of performance,

                                       25

      that its failure to be qualified as a foreign corporation or licensed in one or more states is not necessary for the performance by it of its obligations hereunder;

            (vi)    the Primary Servicer has errors and omissions insurance
      coverage which is in full force and effect; and

            (vii)   the performance of the services by the Primary Servicer
      contemplated by this Agreement are in the ordinary course of business of the Primary Servicer and the Primary Servicer possesses all licenses, permits and other authorizations necessary to perform its duties hereunder.

      (b)   It is understood that the representations and warranties set forth in this Section 3.18 shall survive the execution and delivery of this Agreement.

      (c)   Any cause of action against the Primary Servicer arising out of the breach of any representations and warranties made in this Section shall accrue upon the giving of written notice of such breach by any of the Primary Servicer or the Master Servicer. The Primary Servicer shall give prompt notice to the
Master Servicer of the occurrence, or the failure to occur, of any event that, with notice or the passage of time or both, would cause any representation or warranty in this Section to be untrue or inaccurate in any respect.

Section 3.19. Merger or Consolidation of the Primary Servicer.

            Subject to the following paragraph, the Primary Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its organization except as permitted herein and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Primary Servicer may be merged or consolidated with or into any
Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the
Primary Servicer shall be a party, or any Person succeeding to the business of the Primary Servicer, shall be the successor of the Primary Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding;
provided, however, that the successor or surviving Person to the Primary
Servicer shall be qualified to service the Mortgage Loans in accordance with this Agreement and the PSA.

Section 3.20. Limitation on Liability of the Primary Servicer and Others.

      (a)   Neither the Primary Servicer nor any of the directors, officers, employees or agents of the Primary Servicer shall be under any liability to the
Master Servicer for any action taken or for refraining from the taking of any action in good faith, or using reasonable business judgment, consistent with the
Servicing Standard; provided that this provision shall not protect the Primary
Servicer or any such person against any breach of a representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties under the Agreement or by reason of negligent disregard of obligations and duties hereunder. The Primary Servicer and any

                                       26

director, officer, employee or agent of the Primary Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (including, without limitation, the Special Servicer) respecting any matters arising hereunder or under the PSA. The Primary Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement; provided that the Primary Servicer shall undertake any such action if instructed to do so by the Master Servicer. In such event, all legal expenses and costs of such action shall be paid by the Master Servicer as a
Servicing Advance and subsequently reimbursed by the Trust pursuant to Section
4.6 of the PSA.

      (b)   In addition, the Primary Servicer shall have no liability with respect to, and shall be entitled to conclusively rely on as to the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Primary Servicer and conforming to the requirements of this Agreement and the PSA. Subject to the Servicing Standard, the Primary
Servicer shall have the right to rely on information provided to it by the
Special Servicer, any sub-servicer and Borrowers, and will have no duty to investigate or verify the accuracy thereof, but, for the avoidance of doubt, this statement shall not be construed to limit subsection (c). Neither the
Primary Servicer, nor any director, officer, employee, agent or Affiliate, shall be personally liable for any error of judgment made in good faith by any officer, unless it shall be proved that the Primary Servicer or such officer was negligent in ascertaining the pertinent facts. Neither the Primary Servicer nor any director, officer, employee, agent or Affiliate, shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement.

      (c)   The Primary Servicer may enter into sub-servicing agreements with sub-servicers for the servicing and administration of the Mortgage Loans.
Notwithstanding the provisions of this Agreement or any other provisions of any sub-servicing agreement, the Primary Servicer shall remain obligated and liable to the Master Servicer for servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement and the applicable provisions of the Pooling and Servicing Agreement to the same extent as if the Primary
Servicer was alone servicing and administering the Mortgage Loans; provided, however, that any decision or recommendation involving the exercise of a Primary
Servicer's discretion as a "lender" under any loan document with respect to a
Mortgage Loan shall be exercised only by the Primary Servicer and may not be delegated to a sub-servicer. The Primary Servicer shall maintain and perform policies and procedures to monitor such subcontractors' performance of the services for which they are employed. Subject to the next sentence relating to
Holliday Fenoglio Fowler, LP, the Primary Servicer represents that each sub-servicer with which it has entered into a sub-servicing agreement as of or before the Closing Date does not, in light of the nature of the services performed and the terms and conditions of the subservicing agreement, constitute an entity for which a document described in Item 1122(a), 1122(b) or 1123 under
Regulation AB could be required now or in the future and the Primary Servicer shall not enter into a subservicing agreement, and the same shall be true with respect to any subservicer engaged by the Primary Servicer after the Closing
Date. Notwithstanding the preceding sentence, with respect to Holliday Fernoglio
Fowler, LP the Primary Servicer represents that is has contractually obligated such subservicer, at all times during such entity's tenure as subservicer, to deliver (annually not later than the date when the Primary Servicer is required to deliver analogous documents hereunder) the documents

                                       27

described in Items 1122(a), 1122(b) and 1123 under Regulation AB (even if not actually then required under Regulation AB).

Section 3.21. Primary Servicer May Resign. The Primary Servicer may resign from the obligations and duties hereby imposed on it at any time. No such resignation shall be effective until a successor primary servicer (which may include the
Master Servicer and that, if not the Master Servicer, must be acceptable to the
Master Servicer) has fully assumed in writing all the obligations of the Primary
Servicer under this Agreement.

Section 3.22. Transfer of Servicing. With respect to the responsibility of the
Primary Servicer to service the Mortgage Loans hereunder, the Primary Servicer acknowledges that the Master Servicer has acted in reliance upon the Primary
Servicer's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 3.22, the Primary Servicer shall not assign this Agreement or the servicing hereunder; provided, however, that, the Primary Servicer may transfer its rights, interest and obligations under this Agreement if (i) each of the Rating Agencies confirms in writing that none of the ratings on any Class of Certificates then outstanding will be qualified, withdrawn or downgraded as a result of such successor serving as Primary Servicer hereunder, or (ii) the
Master Servicer and the Depositor have consented in writing to such transfer, which consent shall not be unreasonably withheld. No such assignment shall be effective unless the transferee shall have assumed in writing all of the Primary
Servicer's obligations and duties hereunder.

Section 3.23. Primary Servicing Fee. As compensation for its activities hereunder with respect to the Mortgage Loans, the Primary Servicer shall be entitled to receive a primary servicing fee with respect to each Mortgage Loan
(the "Primary Servicing Fee"). As to each Mortgage Loan, the Primary Servicing
Fee shall accrue from time to time at the rate per annum as specified in Exhibit
C hereof (the "Primary Servicing Fee Rate") and shall be computed on the basis of the Scheduled Principal Balance of such Mortgage Loan and for the same period respecting which any related interest payment due (or deemed to be due) on such
Mortgage Loan is computed. The Primary Servicing Fee shall be payable monthly, on a loan-by-loan basis. With respect to the Mortgage Loans, the Primary
Servicer shall be entitled to pay itself the Primary Servicing Fee from actual collections on the respective Mortgage Loans. The Primary Servicer shall be entitled to retain as additional servicing compensation all other amounts specified in this Agreement, including without limitation those amounts specified in Section 3.09 of this Agreement.

Section 3.24. Indemnification.

      (a)   The Master Servicer and the Primary Servicer each agrees to and hereby does indemnify and hold harmless the Master Servicer, in the case of the
Primary Servicer, and the Primary Servicer, in the case of the Master Servicer
(including any of their partners, directors, officers, employees or agents) from and against any and all liability, claim, loss, cost, penalty, expense or damage of the Master Servicer, in the case of the Primary Servicer, and the Primary
Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) resulting in any way from either the failure of the indemnitor to observe or perform any of its covenants or agreements contained in this Agreement or the breach by the indemnitor of a representation or warranty contained in this Agreement. For the avoidance of doubt, neither the Master Servicer nor the Primary Servicer shall have any liability under the

                                       28

immediately preceding sentence for any loss that is caused by any action that is required to be taken by the Master Servicer under the Pooling and Servicing
Agreement or by the Primary Servicer under this Agreement or the Master
Servicer's failure or the Primary Servicer's failure to take any action that the
Master Servicer or the Primary Servicer is required to refrain from taking under the Pooling and Servicing Agreement or this Agreement, respectively. Each indemnified party hereunder shall give prompt written notice from time to time to the applicable indemnifying party or parties of material developments in matters which may give rise to liability of such indemnifying parties hereunder;
provided, however, that failure to give such notice shall not relieve the indemnifying party of any liability except to the extent of actual prejudice.
The indemnifying party shall assume the defense of any such claim (with counsel reasonably satisfactory to the Primary Servicer) and pay all expenses in connection therewith, without right of reimbursement. Each indemnified party hereunder shall give prompt written notice from time to time to the applicable indemnifying party or parties of material developments in matters which may give rise to liability of such indemnifying parties hereunder; provided, however, that failure to give such notice shall not relieve the indemnifying party of any liability except to the extent of actual prejudice. The Primary Servicer shall indemnify the Depositor for any breaches of the last two sentences of Section
3.20 on the same terms and conditions.

      (b)   The Master Servicer agrees to use reasonable efforts to pursue the
Trust Fund for indemnification against any loss, liability or expense suffered by the Primary Servicer in connection with the Primary Servicing of the Mortgage
Loans as to which the Pooling and Servicing Agreement grants to the Master
Servicer or its agents a right to indemnification from the Trust Fund. The
Master Servicer further agrees to remit promptly to the Primary Servicer any proceeds deemed due to the Primary Servicer recovered by the Master Servicer, net of expenses incurred by (and not otherwise reimbursed to) the Master
Servicer in pursuing such indemnification. The Master Servicer's obligations under this Section shall be conditioned on (i) its receipt of written notice from the Primary Servicer specifying its loss, liability or expense, and (ii)
the continued cooperation by the Primary Servicer with the Master Servicer in pursuing such indemnification.

Section 3.25. Assumption or Termination by Trustee. If the Master Servicer shall for any reason no longer be the Master Servicer, pursuant to the Pooling and
Servicing Agreement (including, without limitation, by reason of an Event of
Default and its termination thereunder), the successor Master Servicer
(including the Trustee or its designee) shall assume the terminated Master
Servicer's obligations or responsibilities under this Agreement, provided that the Primary Servicer is not in default under this Agreement, as a condition precedent to its becoming successor Master Servicer.

Section 3.26. Third Party Beneficiaries. The Trustee, for the benefit of the
Certificateholders, shall be a third party beneficiary under this Agreement.
However, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer, none of the Trust Fund, the Trustee, any successor Master Servicer (unless and to the extent that the successor Master
Servicer is a party to this Agreement), as the case may be, or any
Certificateholder shall have any duties or any liabilities arising hereunder.

Section 3.27. Purchaser Termination of Agreement. Any purchaser of a Mortgage
Loan pursuant to the Pooling and Servicing Agreement may terminate this
Agreement with respect to such purchased Mortgage Loan at its option and without penalty.

                                       29

Section 3.28. Inspection Rights of Master Servicer. The Primary Servicer shall afford the Master Servicer and the Trustee, upon reasonable notice and during normal business hours, reasonable access to all records, information, books and documentation regarding the Mortgage Loans, and all accounts, insurance policies and other relevant matters relating to this Agreement, and access to Servicing
Officers of the Primary Servicer responsible for its obligations hereunder.
Without limiting the foregoing, the Master Servicer may visit the offices of the
Primary Servicer no more than once annually (including visits under similar primary servicing agreements between the Master Servicer and the Primary
Servicer for commercial mortgage loans) for the purpose of reviewing the Primary
Servicer's compliance with this Agreement and such similar agreements, upon reasonable notice and during normal business hours, and Primary Servicer will cooperate with Master Servicer to provide Master Servicer with the information that Master Servicer reasonably requests to permit such review. Notwithstanding the foregoing, nothing in this paragraph shall require the Primary Servicer to
(i) certify or verify the accurateness or completeness of any information provided to the Primary Servicer by third parties, (ii) to certify information other than to the Primary Servicer's knowledge and in accordance with the
Primary Servicer's responsibilities hereunder or under any other applicable servicing agreement or (iii) with respect to completeness of information and reports, to certify anything other than that all fields of information called for in written reports prepared by the Primary Servicer have been completed except as they have been left blank on their face.

                                   ARTICLE IV

                EXCHANGE ACT REPORTS; ANNUAL COMPLIANCE DOCUMENTS

Section 4.01. Exchange Act Reports; Annual Compliance Documents.

            (a)     Regulation AB Compliance. The Primary Servicer shall comply with the reporting and certification requirements required to be complied with by a "Reporting Servicer", a "Primary Servicer", a "Servicing Function
Participant" or an "Additional Servicer" under Article XI of the Pooling and
Servicing Agreement (whether or not the Primary Servicer's activities satisfy the percentage requirement set forth in the definition of "Servicing Function
Participant" under the Pooling and Servicing Agreement (or, implicitly, in the definitions of "Reporting Servicer" or "Primary Servicer" under the Pooling and
Servicing Agreement) or the definitional requirements of "Additional Servicer"
under the Pooling and Servicing Agreement). The foregoing requirements shall be subject to Section 4.01(b) through Section 4.01(h), which in certain cases shall limit and in certain cases shall expand the requirements to be complied with by the Primary Servicer pursuant to the preceding sentence.

            (b)     Filing Obligations - General. The Primary Servicer shall
cooperate with the Master Servicer, the Paying Agent, the Depositor and any
other Applicable Depositor in connection with the satisfaction of the Trust's
(or another ABS Issuing Entity's) reporting requirements under the Exchange Act.

            (c)     Certain Reports, Certifications and Compliance Information.
With respect to each ABS Issuing Entity, the Primary Servicer shall comply with the following provisions of this Section 4.01(c) in furtherance of Section
4.01(a) and the Pooling and Servicing Agreement

                                       30

provisions identified below (and, unless the Master Servicer reasonably advises the Primary Servicer (on a going-forward basis) that additional deliveries are required, such compliance by the Primary Servicer shall satisfy the Primary
Servicer's requirements under Section 4.01(a) with respect to such Pooling and
Servicing Agreement provisions):

                    (i)   Form 8-K Information. In furtherance of Section 11.7
      of the Pooling and Servicing Agreement, with respect to each ABS Issuing
      Entity (for so long as it is subject to Exchange Act reporting requirements), not later than one Business Day after the Primary Servicer becomes aware of the occurrence of any event described below, the Primary
      Servicer shall deliver to the Master Servicer a report (a "Primary
      Servicer Form 8-K Information Report") setting forth the information specified below with respect to such event (to the extent that such information relates to the Primary Servicer or to the mortgage loans serviced by the Primary Servicer hereunder):

                          (A)   In connection with the termination or
            expiration, or the amendment of any provisions, of a material sub-subservicing agreement:

                                (1)   the date of termination of the agreement,
                    the identity of the parties to the agreement, and a brief
                    description of any material relationship between the Primary
                    Servicer or its affiliates and any of the parties other than in respect of the agreement;

                                (2)   a brief description of the terms and
                    conditions of the agreement that are material to the Primary
                    Servicer;

                                (3)   a brief description of the material
                    circumstances surrounding the termination; and

                                (4)   any material early termination penalties
                    incurred by the Primary Servicer.

                          (B)   In connection with any instance of a bankruptcy
            or insolvency proceeding involving the Primary Servicer:

                                (1)   the name or other identification of the
                    proceeding; and

                                (2)   the date on which (x) jurisdiction was
                    assumed by a court or governmental authority over the assets or business of the Primary Servicer or (y) any order
                    confirming a plan of reorganization, arrangement or
                    liquidation of the Primary Servicer; and

                                (3)   such other information as the Master
                    Servicer may reasonably request of the Primary Servicer with respect to such bankruptcy or insolvency proceeding (the
                    purpose of such information being to enable the Master
                    Servicer and/or the Depositor to be responsive to the
                    informational requirements of Item 1.03 of Form 8-K).

                                       31

                          (C)   In connection with the resignation, removal,
            replacement or substitution of a sub-Primary Servicer of the Primary
            Servicer, or the appointment of a new such sub-Primary Servicer:

                                (1)   the date on which the event occurred and
                    the circumstances surrounding the change; and

                                (2)   the material terms regarding such
                    resignation, removal, replacement or substitution, including
                    (I) provisions for selecting a successor sub-Primary
                    Servicer and financial or other requirements that must be
                    met by a successor sub-Primary Servicer, (II) the process
                    for transferring servicing to a successor sub-Primary
                    Servicer and (III) provisions for payment of expenses
                    associated with the servicing transfer and any additional
                    fees charged by a successor sub-Primary Servicer (specifying the amount of any funds set aside for such servicing
                    transfer); and

                                (3)   such other information as the Master
                    Servicer may reasonably request of the Primary Servicer with respect to such resignation, removal, replacement or
                    substitution (the purpose of such information being to
                    enable the Master Servicer and/or the Depositor to be
                    responsive to the informational requirements of Item 6.02 of
                    Form 8-K);

            provided, however, that to the extent that any information called for by this Section 4.01(c)(i)(C) regarding such sub-Primary
            Servicer is not determined or is unavailable at the time of the Form
            8-K filing as to which such information applies, the Primary
            Servicer shall include a statement to this effect in the Primary
            Servicer Form 8-K Information Report and then must deliver an amendment to such report containing the undetermined or unavailable information within one Business Day after such information is determined or becomes available.

                    (ii)  Form 10-D Information. In furtherance of Section 11.6 of the Pooling and Servicing Agreement, with respect to each ABS Issuing
      Entity (for so long as it is subject to Exchange Act reporting requirements), not later than the date in each month when the Primary
      Servicer is required to deliver to the Master Servicer the CMSA Loan
      Periodic Update File under the other provisions of this Agreement, the
      Primary Servicer shall deliver to the Master Servicer a report (a "Primary
      Servicer Form 10-D Information Report") setting forth the information specified below relating to the Distribution Date occurring in such month, to the extent that such information relates to the Primary Servicer or to the mortgage loans serviced by the Primary Servicer hereunder:

                          (A)   a description of (x) any material legal
            proceedings that involve the Primary Servicer or to which any of its property is subject or (y) any changes in the status of such legal proceedings;

                          (B)   [reserved];

                                       32

                          (C)   any change in how the Primary Servicer defines
            or determines delinquencies, charge-offs and uncollectible accounts with respect to the mortgage loans serviced by the Primary Servicer hereunder, addressing the effect of any grace period, reaging, restructure, partial payments considered current or other practices on delinquency in loss experience;

                          (D)   any other material information regarding
            delinquencies and losses specific to the asset type represented by the mortgage loans serviced by the Primary Servicer, such as repossession information, foreclosure information and real estate owned (REO) or similar information;

                          (E)   information as to the mortgage loans serviced by
            the Primary Servicer (such interest rate information to be provided for such mortgage loans, if applicable in appropriate distributional groups or incremental ranges);

                          (F)   information as to beginning and ending balances
            of transaction accounts, such as reserve accounts, and material account activity during the relevant period; and

                          (G)   such other information as the Master Servicer
            may reasonably request of the Primary Servicer (the purpose of such information being to enable the Master Servicer and/or the Depositor to be responsive to the informational requirements of Form 10-D).

                    (iii) Form 10-K Information (Other than Annual Compliance
      Information). In furtherance of Section 11.7 of the Pooling and Servicing
      Agreement, with respect to each ABS Issuing Entity (for so long as it is subject to Exchange Act reporting requirements), not later than March 1 of each year, the Primary Servicer shall deliver to the Master Servicer a report (a "Primary Servicer Form 10-K Information Report") setting forth the information specified below (excluding any report regarding its assessment of compliance, any report by a registered public accounting firm that attests to and reports on such assessment report, and any statement of compliance, which reports and statements shall be governed by
      Section 4.01(c)(iv)), to the extent such information relates to the most recently ended calendar year and to the Primary Servicer or the mortgage loans serviced by the Primary Servicer hereunder:

                          (A)   a description of (x) any material legal
            proceedings that involve the Primary Servicer or to which any of its property is subject or (y) any changes in the status of such legal proceedings;

                          (B)   [reserved];

                          (C)   the following descriptions of affiliations:

                                (I)   a description of the existence and nature
                    of any affiliation between the Primary Servicer, on the one hand, and (u) the Trustee, (v) a 20% Servicer, (w) an
                    Originator or (x) a Significant Obligor for Unrelated Loans,
                    on the other hand; and

                                       33

                                (II)  a description of the existence and
                    character of any relationship, agreement, arrangement,
                    transaction or understanding between the Primary Servicer or any affiliate of the Primary Servicer, on the one hand, and any of the persons described in clause (u) through clause
                    (z) of Section 4.01(c)(iii)(C)(I), on the other hand.

                    (iv)  Annual Compliance Information. Not later than March 1 of each year, the Primary Servicer shall deliver to the Master Servicer the following reports and certifications:

                          (A)   In furtherance of the first paragraph of Section
            11.10 of the Pooling and Servicing Agreement, a report regarding the
            Primary Servicer's assessment of compliance with the Relevant
            Servicing Criteria, as of and for the period ending the end of the prior calendar year, with respect to asset-backed securities transactions taken as a whole that are backed by the same asset type as that included in the PWR11 Transaction, which report of assessment shall contain the following:

                                (I)   a statement of the Primary Servicer's
                    responsibility for assessing compliance with the Relevant
                    Servicing Criteria;

                                (II)  a statement that the Primary Servicer used
                    the Servicing Criteria to assess compliance with the
                    Relevant Servicing Criteria;

                                (III) the Primary Servicer's assessment of
            compliance with the Relevant Servicing Criteria as of and for the period ending the end of the prior calendar year (such assessment to include (y) disclosure of any material instance of noncompliance identified by the Primary Servicer with respect to the Relevant
            Servicing Criteria and (z) a discussion of the nature and status of each such instance of noncompliance); and

                                (IV)  a statement that a registered public
            accounting firm has issued an attestation report on the Primary
            Servicer's assessment of compliance with the Relevant Servicing
            Criteria as of and for the period ending the end of the prior calendar year;

                          (B)   In furtherance of the first paragraph of Section
            11.11 of the Pooling and Servicing Agreement, a report by a registered public accounting firm that attests to, and reports on, the assessment described in the preceding clause (A), which report shall be made in a manner that conform or would conform to the standards for attestation engagements issued or adopted by the
            Public Company Accounting Oversight Board and would conforms to the requirements of Item 1122(b) and Item 1122(c)(1) of Regulation AB;

                          (C)   In furtherance of the first sentence of Section
            11.9 of the Pooling and Servicing Agreement, a statement of compliance from the Primary

                                       34

            Servicer signed by an authorized officer of the Primary Servicer, to the effect that: (a) a review of the Primary Servicer's activities during the then most-recently ended calendar year and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the then most-recently ended calendar year or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. The Primary Servicer shall cooperate with the Depositor with respect to any consultation described in Section 11.9 of the
            Pooling and Servicing Agreement and shall cooperate with the master servicer and any other Applicable Depositor under any comparable provision of the pooling and servicing agreement with respect to any other ABS Issuing Entity; and

                          (D)   such other information as the Master Servicer
            may reasonably request of the Primary Servicer (the purpose of such information being to enable the Master Servicer and/or the Depositor to be responsive to the informational requirements of Form 10-K).

            With respect to subservicers other than Holliday Fernoglio Fowler,
            LP. the compliance documents described above shall be rendered as if all activities performed by subservicers had been performed directly by the Primary Servicer.

                    (v)   Sarbanes-Oxley Back-Up Certification. In furtherance
      of the second sentence of Section 11.6 of the Pooling and Servicing
      Agreement, simultaneously with its delivery of the Primary Servicer Form
      10-K Information Report, the Primary Servicer shall execute and deliver to or as directed by the Master Servicer and/or the Depositor a backup certification, which shall be in the precise form attached as Exhibit M-2 to the Pooling and Servicing Agreement.

            (d)     Forms of Reports. Each report and certification delivered by the Primary Servicer shall appear under a cover substantially in the form attached hereto as Exhibit D. Each report, certification and statement that is delivered or rendered by the Primary Servicer itself shall be signed by the senior officer of the Primary Servicer in charge of the servicing function of the Primary Servicer. In no event shall any statement or legend (whether such statement is included in, accompanies or is referred to in a report or certification hereunder) that purports to disclaim liability for any report or certification, or any portion thereof, have any force or effect to the extent that such limitation on liability would not be given effect under the Securities
Act, the Exchange Act or the Regulations if a similar statement or legend were made by or on behalf of the applicable ABS Issuing Entity, the Master Servicer or the Depositor in a report or certification filed with the SEC or otherwise pursuant to the Regulations. The preceding statement shall not be construed to allow any limitation on liability that is not otherwise contemplated under this
Section.

            (e)     Evidence of Engagement of Accounting Firm. Not later than
November 1 of each calendar year, the Primary Servicer shall deliver to the
Master Servicer evidence

                                       35

(reasonably satisfactory to the Master Servicer) of the Primary Servicer's
engagement of an accounting firm to perform the report described in subsection
(c)(iv)(B).

            (f)     Development of Applicable Servicing Criteria. If the Master
Servicer determines that any Relevant Servicing Criteria are not applicable to the Primary Servicer and the Master Servicer so requests, the Primary Servicer shall cooperate with a Master Servicer in developing a subset of the Relevant
Servicing Criteria that are applicable to the Primary Servicer based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Primary Servicer and that are backed by the same asset type backing the Certificates.

            (g)     Reliance on Information. For purposes of its obligations
under this Section, the Primary Servicer shall be entitled to rely on the following information to the extent that such information relates to mortgage loans that are not serviced under this Agreement: (i) the final prospectus supplement prepared by the Depositor with respect to the offering of the securities issued by the ABS Issuing Entity, (ii) any reports delivered from time to time by the Master Servicer, the master servicer for the ABS Issuing
Entity (if such party is not the Master Servicer), the trustee for the ABS
Issuing Entity and/or the paying agent, certificate administrator or other similar party for the ABS Issuing Entity and (iii) information provided by the
Depositor.

            (h)     Servicing Transfers. Notwithstanding any resignation,
removal or termination of the Primary Servicer, or any assignment of the obligations of the Primary Servicer, pursuant to the other provisions of this
Agreement, the Primary Servicer shall remain obligated to comply from time to time with the reporting and certification obligations that would have been applicable under Section 4.01(c)(iii)(C) (report of affiliations), Section
4.01(c)(iii)(D) (assessment of compliance and related assessment by a public accounting firm), Section 4.01(c)(iii)(E) (compliance certification) and/or
Section 4.01(c)(iv) (Sarbanes-Oxley backup certification) in the absence of such resignation, removal, termination or assignment, but only to the extent related to the time period prior to the effective date of such resignation, removal termination or assignment. Without limiting the generality of the preceding statement, if the Primary Servicer voluntarily assigns its obligations under this Agreement pursuant to the other provisions of this Agreement (or with the consent of the Master Servicer), then the successor Primary Servicer shall be obligated to cause the predecessor Primary Servicer to perform the surviving reporting and certification obligations set forth above and the failure to do so will constitute an "event of default" on the part of the successor Primary
Servicer.

            (i)     Acknowledgments. The parties acknowledge that the terms and conditions of this Agreement may result in the commencement of one or more reporting and/or certification obligations on a date that is subsequent to the date of this Agreement. The parties acknowledge that the provisions of this
Section shall not be construed to require the Primary Servicer to sign any Form
8-K, Form 10-D or Form 10-K to be filed with respect to the ABS Issuing Entity with the SEC (except to the extent, if any, that the Regulations require such signature).

            (j)     Certain Determinations. Insofar as the determination of any reporting or certification obligation hereunder depends on an interpretation of the Securities Act, the Exchange Act or the Regulations, then, as between the
Primary Servicer on the one hand, and the Master Servicer or the Applicable
Depositor (pursuant to such agreements as they may enter into

                                       36

between each other in their respective sole discretion), on the other, the determination of the Master Servicer or the Applicable Depositor shall be conclusive and binding in the absence of manifest error. The Primary Servicer shall be entitled to rely on any such determination that is made by the Master
Servicer or the Applicable Depositor. In the event that the Primary Servicer initiates legal proceedings asserting an interpretation that differs from any such determination of the Master Servicer or the Applicable Depositor, then the
Primary Servicer shall comply with such determination of the Master Servicer or the Applicable Depositor unless and until a final, nonappealable judgment is rendered in connection with such proceedings, in which case such final, nonappealable judgment shall control. If the Primary Servicer receives notice of interpretations hereunder from the Master Servicer and the Applicable Depositor that conflict with each other, the Primary Servicer shall promptly notify the
Master Servicer and the Applicable Depositor, in which case the Primary Servicer shall comply with the interpretation described in the applicable notice from the
Master Servicer.

            (k)     Specific Regulatory Determinations. Notwithstanding any
contrary provisions set forth in this Agreement, if the SEC or its staff issues any order, no-action letter or staff interpretation that relates specifically to asset-backed securities issuers or transactions established by the Applicable
Depositor and/or its affiliates or specifically to the applicable ABS Issuing
Entity, then, subject to the immediately succeeding sentence, the Primary
Servicer shall comply with such order, no-action letter or staff interpretation insofar as such order, no-action letter or staff interpretation, or the interpretations reflected therein, does or would (if implemented) effect the reporting and certification obligations of the Primary Servicer hereunder. The compliance obligation otherwise described in the preceding sentence shall not be required unless there shall have been delivered to the Primary Servicer a notice of such order, no-action letter or staff interpretation, which notice attaches a copy of the applicable order, no-action letter or staff interpretation or relevant excerpts thereof.

            (l)     Indemnification. The Primary Servicer shall indemnify and
hold harmless each of the Master Servicer, any master servicer for an ABS
Issuing Entity other than the PWR11 Trust, and each Certification Party (each such person, an "Indemnified Person") against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and expenses and related costs, judgments and other costs and expenses incurred by such Indemnified
Person arising out of (i) a breach of the Primary Servicer's representations and warranties under[ clauses (i) through (m) of Section 2.4, (ii) any failure on the part of the Primary Servicer to perform any of its obligations under this
Section 4.01 or the last sentence of Section 3.20 or (iii) negligence, bad faith or willful misconduct on the part of the Primary Servicer in the performance of such obligations. The Primary Servicer shall have no obligation to indemnify any
Indemnified Person for an inaccuracy in the Performance Certification of any other Person.

            If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Person, then the Primary Servicer shall contribute to the amount paid or payable to the Indemnified Person as a result of the losses, claims, damages or liabilities of the Indemnified Person in such proportion as is appropriate to reflect the relative fault of the
Indemnified Person on the one hand and the Primary Servicer on the other in connection with any breach, failure, negligence, bad faith or willful misconduct described in clause (i), (ii) or (iii) of the preceding paragraph.

                                       37

            (m)     No Delegation. The Primary Servicer shall not delegate or
subcontract any of its duties under this Section 4.01 under any circumstances, notwithstanding any provisions of this Agreement that otherwise authorizes the
Primary Servicer to delegate its obligations under this Agreement.

            (n)     Disclosure. The Primary Servicer hereby consents to the
filing with the SEC, and the unrestricted disclosure to the public, of this
Agreement, any amendment to this Agreement and any and all reports and certifications delivered under this Agreement.

            (o)     Changes in Law. In the event that the Securities Act, the
Exchange Act or the Regulations are amended to impose additional or more stringent reporting and/or certification obligations with respect to any ABS
Issuing Entity, which additional or more stringent reporting and/or certification obligations are not otherwise effective pursuant to the other provisions of this Agreement, the Primary Servicer shall negotiate in good faith with the Master Servicer for an amendment to this Section 4.01 to result in compliance with such law or regulation as so amended (if applicable to the
Primary Servicer). In the event that the Securities Act, the Exchange Act or the
Regulations are amended to reduce reporting and/or certification obligations with respect to any ABS Issuing Entity, the Master Servicer shall negotiate in good faith with the Primary Servicer for an amendment to this Section 4.01 to result in compliance with such law or regulation as so amended.

            (p)     Beneficiaries. This Section shall inure to the benefit of
and be enforceable by the Master Servicer and the Depositor; and, with respect to subsection (l), each person or entity referred to therein.

                                    ARTICLE V

                                     DEFAULT

Section 5.01. Events of Default.

      (a)   "Event of Default," wherever used in this Agreement with respect to the Primary Servicer, means any of the following events:

            (i)     any failure by the Primary Servicer to deposit into the
      Primary Certificate Account, or to deposit into, or to remit to the Master
      Servicer for deposit into, the Master Servicer's Collection Account, or to remit to the Special Servicer on a timely basis, any amount required to be so deposited or remitted under this Agreement or the failure by the
      Primary Servicer to notify the Master Servicer of material information it has actual knowledge of which would require the Master Servicer to make a
      Servicing Advance and such failure to notify causes the Master Servicer to trigger an Event of Default as defined in the Pooling and Servicing
      Agreement; or

            (ii)    except in the case of Section 5.01(a)(iii), any failure on the part of the Primary Servicer to duly observe or perform in any respect any other of the covenants or agreements on the part of the Primary
      Servicer contained in this Agreement which continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the
      Primary Servicer by the Master Servicer; or

                                       38

            (iii)   any failure by the Primary Servicer to comply with one or
      more provisions of Section 4.01 or the last sentence of Section 3.20;
      provided, however, that all of the following provisions shall apply:

                          (A)   to the extent the Master Servicer determines, in
            its reasonable discretion, following consultation with the
            Applicable Depositor, that the Primary Servicer is in good faith attempting to remedy such failure and no Certification Party will be materially and adversely affected by giving the Primary Servicer an opportunity to cure such failure, the Master Servicer may, following consultation with the Applicable Depositor, give the Primary
            Servicer such opportunity;

                          (B)   the period of time to cure such failure may not
            exceed three (3) days;

                          (C)   no such cure period shall apply if such failure
            to perform on the part of the Primary Servicer would result in either failure by the Master Servicer (or the master servicer in an
            Other Securitization) to submit to the Depositor (or another
            Applicable Depositor, as applicable), or failure by the Depositor
            (or another Applicable Depositor) to submit to the SEC, timely, complete and accurate reports of the type described in Article XIII of the Pooling and Servicing Agreement;

                          (D)   unless the Master Servicer otherwise consents,
            the cure period described in this Section 6.1(c) shall end on the earlier of (I) the date on which the Master Servicer has delivered
            (or would be required to deliver) a report or certification to the
            Applicable Depositor or to the SEC, which report is or would be inaccurate, incomplete or unable to be rendered as a result of such failure of the Primary Servicer and (II) the date on which the
            Applicable Depositor has delivered (or would be required to deliver)
            a report or certification to the SEC, which report is or would be inaccurate, incomplete or unable to be rendered as a result of such failure of the Primary Servicer; and

                          (E)   if, following the Primary Servicer's failure to
            comply with any of its obligations under Section 4.01(c)(i),
            4.01(c)(ii), 4.01(c)(iii), 4.01(c)(iv)(A), 4.01(c)(iv)(B) or
            4.01(c)(iv)(C) hereof on or prior to the dates by which such obligations are to be performed pursuant to, and as set forth in, such Sections, (x) the Primary Servicer subsequently complies with such obligations before the Master Servicer gives written notice to the Primary Servicer that it is terminated in accordance with this
            Section 5.01(a)(iii) and Section 5.01(b), (y) the Primary Servicer's
            failure to comply does not cause termination of the Master Servicer under Section 7.01 as a result of an Event of Default under Section
            7.01(a)(vi) or Section 7.01(a)(xiv) of the Pooling and Servicing
            Agreement, (z) the Primary Servicer's failure to comply does not cause the Certificate Administrator to fail in its obligations to timely file the related Form 8-K, Form 10-D or Form 10-K, as the case may be, by the related 8-K Filing Deadline, 10-D Filing
            Deadline or 10-K Filing Deadline, then such failure of the Primary
            Servicer to so comply shall cease to be a Primary Servicer Default under this Section 5.01(a)(iii) on the date on which such Form 8-K,
            Form 10-D or Form 10-K is so filed; or

            (iv)    any breach on the part of the Primary Servicer of any
      representation or warranty under this Agreement which materially and adversely affects the interests of the Master Servicer or any Class of
      Certificateholders and which continues unremedied for a period of thirty
      (30) days after the date on which notice of such breach, requiring the

                                       39

      same to be remedied, shall have been given to the Primary Servicer by the
      Master Servicer; or

            (v)     a decree or order of a court or agency or supervisory
      authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Primary Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (vi)    the Primary Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Primary Servicer or of or relating to all or substantially all of its property; or

            (vii)   the Primary Servicer shall admit in writing its inability to pay its debts generally as they become due, file or consent to the filing of a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (viii)  any compliance assessment delivered by the Primary Servicer, or any attestation thereof by an accounting firm, includes an exception or variance from the criteria assessed therein that the Master Servicer determines, in its reasonable and good faith judgment, is a material exception or variance from the servicing criteria addressed therein or from the established practices of prudent institutional servicers of commercial mortgage loans held by securitization vehicles; or

            (ix)    (A) a Servicing Officer of the Primary Servicer receives
      actual knowledge that Moody's has (i) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates (and such qualification, downgrade or withdrawal shall not have been reversed by
      Moody's within 60 days of the date thereof), or (ii) placed one or more
      Classes of Certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that such Servicing
      Officer of the Primary Servicer having obtained such actual knowledge)
      and, in the case of either of clauses (i) or (ii), citing servicing concerns with the Primary Servicer as the sole or material factor in such rating action or (B) both (i) a Servicing Officer of the Primary Servicer receives notice from Moody's or S&P to the effect that the continuation of the Primary Servicer in its capacity as such would result in the downgrade or withdrawal of any rating then assigned by Moody's or S&P, as the case may be, to any Class of Certificates and (ii) such notice is not withdrawn, terminated or rescinded within 90 days following the Primary
      Servicer's receipt of such notice.

      The Primary Servicer agrees to give prompt written notice to the Master
Servicer and the Depositor (and any other Applicable Depositor) upon the occurrence of any Event of Default.

                                       40

      (b)   If any Event of Default shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may terminate, by notice in writing to the Primary
Servicer, all of the rights and obligations of the Primary Servicer as Primary
Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by the Primary Servicer of such written notice, all authority and power of the Primary Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section, and, without limitation, the Master Servicer, after such termination of the Primary
Servicer's rights hereunder, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Primary Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Primary Servicer agrees that if it is terminated pursuant to this
Section, it shall promptly (and in any event no later than ten (10) Business
Days subsequent to its receipt of the notice of termination) provide the Master
Servicer with all documents and records (including, without limitation, those in electronic form) reasonably requested by it to enable it to assume the Primary
Servicer's functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the Primary Servicer's responsibilities and rights hereunder and the assumption by a successor of the Primary Servicer's obligations hereunder, including, without limitation, the transfer within one
Business Day to the Master Servicer for administration by it of all cash amounts received by the Primary Servicer which shall at the time be or should have been credited by the Primary Servicer to the related Primary Certificate Account, the
Master Servicer's Collection Account, and any Escrow Accounts, or thereafter be received with respect to the Mortgage Loans. Notwithstanding other provisions of this paragraph, the Primary Servicer shall continue to be entitled to receive the payment of all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Servicing Advances or otherwise, and it and its partners, directors, officers, employees and agents shall continue to be entitled to the benefits of Section 3.20 of this Agreement notwithstanding any such termination. The rights of the Master Servicer to terminate the Primary Servicer upon the occurrence of an Event of Default as set forth above shall be in addition to any other rights the Master Servicer may have at law or in equity.

Section 5.02. Waiver of Defaults. The Master Servicer may waive any default by the Primary Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE VI

                                   TERMINATION

Section 6.01. Termination. Except as otherwise specifically set forth herein, the obligations and responsibilities of the Primary Servicer shall terminate:
(i) upon the later of the final payment or other liquidation of the last
Mortgage Loan and the remittance of all funds due hereunder with respect to such
Mortgage Loans; (ii) by mutual consent of the Primary Servicer and the Master

                                       41

Servicer in writing; (iii) pursuant to Section 6.02 below; (iv) upon termination of the Pooling and Servicing Agreement; or (v) pursuant to Section 3.27 hereof with respect to such Mortgage Loan. Should the Master Servicer be terminated under the PSA, any successor Master Servicer shall assume the terminated Master
Servicer's obligations and responsibilities under the PSA and under this
Agreement, provided that the Primary Servicer is not in default under this
Agreement, as a condition precedent to its becoming successor Master Servicer.

      The Primary Servicer shall be entitled to all fees, compensation and interest and earnings due to the Primary Servicer on the Mortgage Loans accrued through the date of termination of its obligations and rights under this
Agreement; provided, however, that the Primary Servicer shall continue to collect the Excess Servicing Fee after termination in accordance with the terms of this Agreement.

Section 6.02. Termination with Cause. The Master Servicer may, at its sole option, terminate any rights that the Primary Servicer may have hereunder with respect to any or all of the Mortgage Loans, as provided in Section 5.01 of this
Agreement upon the occurrence of an Event of Default, after the expiration of the applicable notice and cure periods, if any, granted to Primary Servicer.

      Any notice of termination shall be in writing and delivered to the Primary
Servicer as provided in Section 6.05 of this Agreement.

Section 6.03. Resignation of the Master Servicer. The Master Servicer shall not resign from the duties and obligations imposed hereunder or under the Pooling and Servicing Agreement, unless the requirements of the Pooling and Servicing
Agreement are satisfied and the proposed successor Master Servicer agrees, in writing, to be bound by all of the duties and obligations of the Master Servicer under the terms of this Agreement, without modification, except for modifications which do not adversely affect the rights of the Primary Servicer hereunder.

                                   ARTICLE VII

                                  MISCELLANEOUS

Section 7.01. Successor to the Primary Servicer. Concurrently with the resignation or termination of the Primary Servicer's responsibilities and duties under this Agreement pursuant to Sections 3.21, 5.01 or 5.02, the Master
Servicer shall (i) succeed to and assume all of the Primary Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii)
appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Primary Servicer under this
Agreement accruing following the termination of the Primary Servicer's responsibilities, duties and liabilities under this Agreement.

Section 7.02. Records. With respect to the Mortgage Loans, the Primary Servicer shall, upon the reasonable request of the Master Servicer, make available its records relevant to the performance of the Primary Servicer's obligations hereunder.

Section 7.03. Closing. The closing for the commencement of the Primary Servicer to perform the servicing responsibilities under this Agreement respecting the
Mortgage Loans shall take place on the Closing Date. At the Master Servicer's option, the closing shall be either: by

                                       42

telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

Section 7.04. Closing Documents. The Closing Documents shall consist of (1) the
Pooling and Servicing Agreement in the form of Exhibit A hereto and (2) the following documents to be provided by the Primary Servicer:

      (a)   this Agreement executed by the Primary Servicer; and

      (b)   an Officer's Certificate of the Primary Servicer, substantially in the form of Exhibit B hereto, including all attachments thereto.

Section 7.05. Notices.

      All demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class mail, postage prepaid, or by recognized overnight courier, to the following addresses:

            (i)     if to the Master Servicer:

                                      Wells Fargo Bank, National Association,
                                      45 Fremont Street, 2nd Floor
                                      San Francisco, California 94105
                                      Attention: Commercial Mortgage Servicing

                                      With a copy to:

                                      Robert F. Darling, Esq.
                                      Wells Fargo Bank, national Association,
                                      633 Folsom Street, 7th Floor,
                                      San Francisco, California 94111

            (ii)    if to the Primary Servicer:

                                      NATIONWIDE LIFE INSURANCE COMPANY
                                      One Nationwide Plaza, 34th Floor
                                      Columbus, Ohio 43215-2220
                                      Attention: Loan Servicing

      or such other address as may hereafter be furnished to the other party by like notice.

Section 7.06. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of

                                       43

any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this
Agreement without regard to such invalidity.

Section 7.07. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 7.08. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the
State of New York, without regard to conflict of laws principles applied in the
State of New York.

Section 7.09. Protection of Confidential Information. The Primary Servicer shall keep confidential and shall not divulge to any party other than the Master
Servicer, the Depositor or the Trustee, without the Master Servicer's prior written consent, any information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Primary
Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or in accordance with this Agreement. In addition, the Master Servicer shall keep confidential and shall not divulge to any party other than the Depositor or the Trustee, without the Primary Servicer's written consent, any information which it obtains in its capacity as Master Servicer with regard to the Primary Servicer.

Section 7.10. Intention of the Parties. It is the intention of the parties this
Agreement constitutes a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trustee, on behalf of the
Certificateholders, remains the sole and absolute beneficial owner of the mortgage loans (including the Mortgage Loans) and all rights related thereto.
The parties hereto agree that the Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefits of the performance of the obligations to the Trustee of each party hereto.

Section 7.11. Successors and Assigns; Assignment of Agreement. This Agreement
shall bind and inure to the benefit of and be enforceable by the Primary
Servicer and the Master Servicer and the respective successors and assigns of the Primary Servicer and the Master Servicer. No Assignment of any right, duty or obligation under this Agreement shall be effective and binding on the parties hereto, unless such assignment is made in accordance with Section 3.22 hereof.

Section 7.12. Waivers and Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced. This Agreement may only be amended with the consent of the Primary
Servicer and the Master Servicer. No amendment to the Pooling and Servicing
Agreement that purports to change the rights or obligations of the Primary
Servicer hereunder shall be effective against the Primary Servicer without the consent of the Primary Servicer. For so long as any ABS Issuing Entity is subject to the reporting requirements of the Exchange Act, the parties hereto may not amend or modify any provision of Section 4.01, Section 5.01(a)(iii), the last sentence of Section 3.20, the last two sentences of Section 3.26 or this sentence without the Depositor's prior written consent.

                                       44

Section 7.13. Exhibits. The exhibits to this Agreement and the Pooling and
Servicing Agreement are hereby incorporated by reference and made a part hereof and are an integral part of this Agreement.

Section 7.14. General Interpretive Principles. The general interpretive principles set forth in the Pooling and Servicing Agreement are hereby incorporated herein by reference, provided that references therein to the
Pooling and Servicing Agreement shall, for the purposes of this Agreement, be deemed to be references to this Agreement.

Section 7.15. Reproduction of Documents. The provisions with respect to reproduction of documents set forth in the Pooling and Servicing Agreement are hereby incorporated herein by reference, provided that references therein to the
Pooling and Servicing Agreement shall, for purposes of this Agreement, be deemed to be references to this Agreement.

Section 7.16. Further Agreement. With respect to the Mortgage Loans, the Primary
Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            (The remainder of this page is intentionally left blank.)

                                       45

      IN WITNESS WHEREOF, the Primary Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                WELLS FARGO BANK, NATIONAL
                                ASSOCIATION,
                                as Master Servicer

                                By: _____________________________
                                         Name: __________________
                                         Title: _________________

                                NATIONWIDE LIFE INSURANCE COMPANY,
                                as Primary Servicer

                                By: _____________________________
                                         Name: __________________
                                         Title: _________________

                                    EXHIBIT A

                         POOLING AND SERVICING AGREEMENT

                              (begins on next page)

                                      A-1

                                    EXHIBIT B

                    PRIMARY SERVICER'S OFFICER'S CERTIFICATE

            We, _____________________ and _____________________, hereby certify that we are the duly elected _____________________ and ___________________
      of ________________________, a [corporation][limited partnership][national banking association] organized under the laws of the [State of
      __________________][United States of America] (the "Primary Servicer") and
      further certify as follows:

      1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the [articles of incorporation][limited partnership agreement][charter] of the
Primary Servicer which are in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification since
_______________________.

      2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the by-laws of the Primary Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since __________.

      3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Primary Servicer, issued within thirty (30) days of the date hereof, and no event has occurred since the date thereof which would impair such standing

      4. To the best of our knowledge, either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Primary Servicer of or compliance by the Primary Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Primary Servicer.

      5. To the best of our knowledge, neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of this
Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Primary Servicer, the terms of any indenture or other agreement or instrument to which the Primary Servicer is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Primary Servicer is subject or by which it is bound.

      6. To the best of our knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Primary Servicer which, in our judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial conditions, properties or assets of the Primary Servicer or in any material impairment of the right or ability of the Primary Servicer to carry on its business substantially as now conducted or in any material liability on the part of the
Primary Servicer or which would draw into question the validity of this
Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Primary Servicer to perform under the terms of this
Agreement.

                                       B-1

      7. Each person listed on Exhibit 4 attached hereto who, as an officer or representative of the Primary Servicer, signed this Agreement and any other document delivered prior hereto or on the date hereof in connection with this
Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Primary Servicer, who holds the office or position set forth opposite his or her name on Exhibit 4, and the signatures of such persons appearing on such documents are their genuine signatures.

      8. The Primary Servicer is duly authorized to engage in the transactions described and contemplated in this Agreement.

                                       B-2

      IN WITNESS WHEREOF, we have hereunto each signed our name and affixed the seal of the Primary Servicer.

Dated: __________________         By:______________________________

                                  Name:____________________________

      [Seal]                      Title:___________________________

      I, _________________, an _________________ of _________________, hereby certify that _________________ is the duly elected, qualified and acting
_________________ of the Primary Servicer and that the signature appearing above is [her] [his] genuine signature and that _________________ is the duly elected, qualified and acting _________________ of the Primary Servicer and that the signature appearing above is [her] [his] genuine signature.

      IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: __________________         By:______________________________

                                  Name:____________________________

                                  Title:___________________________

                                      B-3

                                  EXHIBIT 4 to

                    Primary Servicer's Officer's Certificate

Name                                   Title                       Signature
----                                   -----                       ---------

                                       B-4

                                    EXHIBIT C

                             MORTGAGE LOAN SCHEDULE

                              (begins on next page)

                                       C-1

                                              PRIMARY
 LOAN                                        SERVICING      CUT-OFF
 POOL                                         FEE RATE       DATE
 NO.                 LOAN NAME                 (BPS)        BALANCE
------   ---------------------------------   ----------   -----------
  6      Heinz 57 Center                       4.500      $66,908,068
  11     91-31 Queens Boulevard                6.500      $26,250,000
  15     Brentwood Towne Square                6.360      $21,599,421
  26     Columbia Place Apartments             8.500      $15,200,000
  54     Sir Williams Court                    6.000       $8,000,000
  69     OSU Building                          8.500       $6,291,015
  95     89-55 Queens Boulevard                6.500       $4,493,679
 100     City View Village Shopping Center     8.500       $4,300,000
 105     Shops at Breckinridge                 8.500       $4,100,000
 106     Advo Building                         8.500       $4,086,375
 109     Marc's Plaza                          5.500       $3,914,694
 117     Zocalo Center                         7.500       $3,525,000
 144     Milford Panera                        8.500       $2,493,830

                                       B-2

                                    EXHIBIT D

                [FORM OF COVER PAGE FOR REPORT OR CERTIFICATION]

                          COMPLIANCE INFORMATION REPORT

IDENTIFYING INFORMATION FOR THIS REPORT:

Date of Submission:              _______
Depositor:                       ______________________________________________
Trust:                           ______________________________________________
Pooling and Servicing Agreement: Pooling and Servicing Agreement dated as of
                                 _______, ___, among___________________________
Subservicing Agreement:          Subservicing Agreement dated as of ________,
                                 ___, between Wells Fargo Bank, National
                                 Association, as master servicer, and
                                  ______________, as Primary Servicer.
Master Servicer:                 Wells Fargo Bank, National Association
Primary Servicer:                ______________________________________________
Primary Servicer Contact Person: [Name][telephone][facsimile][email address]

THIS REPORT CONTAINS THE FOLLOWING INFORMATION:

Immediate Reporting:
            |_|                  Form 8- K Reporting Information
Monthly Reporting:
            |_|                  Form 10-D Reporting Information
Annual Reporting:
            |_|                  Form 10-K Reporting Information
Annual Compliance:
            |_|                  Compliance Assessment Report (Item 1122(a)) by
                                 Primary Servicer on Compliance With Servicing
                                 Criteria in Item 1122(d) of Regulation AB
            |_|                  Attestation Report (Item 1122(b)) by Registered
                                 Public Accounting Firm on Compliance Assessment
                                 Report
            |_|                  Statement of Compliance (Item 1123)
            |_|                  Sarbanes-Oxley Back-Up Certification

THIS REPORT AMENDS PRIOR REPORTING INFORMATION:

            |_|                  Yes - Date of Submission of Prior Reporting
                                 Information:

                                       ______/______/______

            |_|                  No

                                       D-1

                                    EXHIBIT E

                                       E-1

                                    EXHIBIT F

                                       F-1

                                    EXHIBIT G

                                       G-1

                                    EXHIBIT H

                            FORM OF INSPECTION REPORT

                              (begins on next page)

                                       H-1

                                    EXHIBIT I

                     FORM OF CMSA STANDARD REPORTING PACKAGE

                              (begins on next page)

                                       I-1

                                    EXHIBIT J

           ITEMS REQUIRED FOR DEFEASANCE SUBMISSION TO MASTER SERVICER
                REQUEST FOR MASTER SERVICER CONSENT TO DEFEASANCE

Primary Servicer shall submit to Master Servicer the following listed items to seek the consent of Master Servicer to a defeasance of a Mortgage Loan that
Primary Servicer is permitted to process under this Primary Servicing Agreement.

1.    Copy of written notice to Primary Servicer from Mortgagor requesting defeasance of the applicable Mortgage Loan.

2.    An Executed Certificate substantially in the form attached hereto at
      Appendix 1.

3.    (i) A description of the proposed defeasance collateral, (ii) written confirmation from an independent accountant stating that payments made on such defeasance collateral are sufficient to pay the subject Mortgage
      Loan, and (iii) a copy of the form of opinion of counsel from the related
      Mortgagor or other counsel that the related Trust has the benefit of a first lien, perfected security interest in the defeasance collateral.

4.    Such other items as are reasonably required by Master Servicer consistent with the Servicing Standard as long as such requirements may be required of the related Mortgagor under the related Loan Documents without additional expense to Primary Servicer or Master Servicer.

                             APPENDIX 1 TO EXHIBIT J

                     PRIMARY SERVICER DEFEASANCE CERTIFICATE

                              [INSERT DATE], 20[_]

RE: Defeasance of the "[INSERT NAME OF MORTGAGE LOAN FROM SCHEDULE I]"
(Prospectus ID Number: [INSERT ID NUMBER]) mortgage loan (the "Mortgage Loan")
to [INSERT NAME OF MORTGAGOR] (the "Mortgagor") serviced by Principal Global
Investors, LLC, as primary servicer (the "Primary Servicer") pursuant to that
Primary Servicing Agreement (the "Primary Servicing Agreement") dated as of
March 1, 2006, between Primary Servicer and Wells Fargo Bank, N.A., as a master servicer (the "Master Servicer") related to the Bear Stearns Commercial Mortgage
Securities II Inc., Commercial Mortgage Pass-Through Certificates, Series
2006-PWR11.

The undersigned hereby certifies to the Master Servicer on behalf of the Primary
Servicer as of the date hereof as follows:

1. The Mortgagor has the right to defease the Mortgage Loan pursuant to the loan documents (the "Loan Documents") related to the Mortgage Loan.

2. The Mortgagor will have satisfied all of the requirements for the defeasance of the Mortgage Loan under the Loan Documents by the closing date of the defeasance.

3. (i) The Primary Servicer has retained outside legal counsel with experience reviewing and documenting the defeasance of commercial mortgage loans to review the Loan Document defeasance provisions and to document the defeasance of the
Mortgage Loan in accordance therewith and (ii) the Primary Servicer has provided or will provide such legal counsel with the Loan Documents needed for such purposes.

NATIONWIDE LIFE INSURANCE COMPANY

By: _____________________________
    Name:
    Title:

                                      J-1

                                    EXHIBIT K

                       FORM OF RESERVE ACCOUNT STATUS LIST

                              (begins on next page)

                                       K-1

                                    EXHIBIT L

                  FORM OF ASSIGNMENT AND ASSUMPTION SUBMISSION

                               To Master Servicer

                              (begins on next page)

                                       L-1

                                    EXHIBIT M

                FORM OF ADDITIONAL LIEN, MONETARY ENCUMBRANCE AND
                         MEZZANINE FINANCING SUBMISSION

                              (begins on next page)

                                       M-1

                                    EXHIBIT N

                                  FORM OF SNDA

                              (begins on next page)

                                       N-1

                                    EXHIBIT O

                             FORM OF RESERVE REPORT

                              (begins on next page)

                                       O-1

                                    EXHIBIT P

                            FORM OF REMITTANCE REPORT

                              (begins on next page)

                                       P-1

                                    EXHIBIT Q

                                  FEE ADDENDUM

                               (begins next page)

                                       Q-1

                                  FEE ADDENDUM

o     ASSUMPTION/TRANSFERS

      o     A maximum non-refundable processing fee of $3,000 will be collected from the borrower in connection with an assumption/transfer request including for transfers that are specifically provided for in the loan documents (such as for estate planning purposes). $1,000 of such fee shall be paid to the Sub-Servicer and the remainder shall be divided in accordance with the provisions of the Pooling and
            Servicing Agreement and the Primary Servicing Agreement. For the
            avoidance of doubt, the aforementioned processing fee should be deducted from the assumption fee referenced in the Pooling and
            Servicing Agreement.

o     NEW LEASES

      o     No fee will be charged for a lease review for which lender consent is required by the loan documents.

      o     If borrower requests the consent of the lender for a lease for which lender consent is not required by the loan documents, then a maximum fee of $1,000 can be charged. $250 of such fee shall be paid to the
            Sub-Servicer and the remainder shall be divided in accordance with the provisions of the Pooling and Servicing Agreement and the
            Primary Servicing Agreement.

o     SNDA

      o     If a non-standard SNDA form is submitted for review, a maximum fee of $1,000 will be charged. $250 of such fee shall be paid to the
            Sub-Servicer and the remainder shall be divided in accordance with the provisions of the Pooling and Servicing Agreement and the
            Primary Servicing Agreement.

o     PARTIAL RELEASE OF COLLATERAL

      o     A non-refundable processing fee will not exceed $1,000. $250 of such fee shall be paid to the Sub-Servicer and the remainder shall be divided in accordance with the provisions of the Pooling and
            Servicing Agreement and the Primary Servicing Agreement.

      o     The borrower will be required to pay a maximum release fee of
            $15,000 plus all costs associated with the release (including a
            REMIC opinion and any Rating Agency fees). The fee shall be divided in accordance with the provisions of the Pooling and Servicing
            Agreement and the Primary Servicing Agreement.

o     EASEMENTS

      o     A non-refundable processing fee will not exceed $1,000. $250 of such fee shall be paid to the Sub-Servicer and the remainder shall be divided in accordance with the provisions of the Pooling and
            Servicing Agreement and the Primary Servicing Agreement.

o     CONDEMNATION

                                       Q-2

      o     A non-refundable processing fee will not exceed $1,000. $250 of such fee shall be paid to the Sub-Servicer and the remainder shall be divided in accordance with the provisions of the Pooling and
            Servicing Agreement and the Primary Servicing Agreement.

o     SECONDARY FINANCING

      o     A non-refundable processing fee will not exceed $1,000. $250 of such fee shall be paid to the Sub-Servicer and the remainder shall be divided in accordance with the provisions of the Pooling and
            Servicing Agreement and the Primary Servicing Agreement.

o     OTHER FEES

      o     The Primary Servicer or Sub-Servicer will not be responsible for payment of any fees required by the Master Servicer, Special
            Servicer or other party that cannot be collected from the borrower under the terms of the loan documents.

Any other fees, including those received in the circumstances described in this addendum, in addition to those fees listed on this addendum, will be allocated pursuant to the Pooling and Servicing Agreement and the Primary Servicing
Agreement.

No fees will be waived by the Master Servicer, the Primary Servicer or any
Sub-Servicer that are due to the Special Servicer, without the written consent of the Special Servicer.

                                       Q-3

                                    EXHIBIT R

                                 TIMING ADDENDUM

                               (begins next page)

                                       R-1

                                 TIMING ADDENDUM

To the extent that the consent of the Master Servicer or Special Servicer is required under the Primary Servicing Agreement or Pooling and Servicing
Agreement before the Primary Servicer is permitted to undertake particular actions referenced below, this addendum shall govern the time frames in which such consent must be given and certain related matters. Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the
Primary Servicing Agreement.

ASSUMPTION/TRANSFERS

      o     Pursuant Section 3.08 or 3.20 of the Pooling and Servicing
            Agreement, the Master Servicer hereby acknowledges that the Primary
            Servicer has been delegated all of the Master Servicer's rights and duties regarding assignment and assumptions.

NEW LEASES

      o     The Primary Servicer will have the authority to approve leases that encumber 10% or less of the property's total net rentable area.

      o     The Master Servicer has 5 Business Days to respond to the
            recommendation of the Primary Servicer from the date of receipt of the Primary Servicer's recommendation for a lease that encumbers greater than 10% of the net rentable area.

      o     If approval of the Special Servicer is required, to the extent such request is not made directly to the Special Servicer by the Primary
            Servicer, the Master Servicer shall forward its recommendation to the Special Servicer within such 5 Business Day period and shall immediately upon receipt of the Special Servicer's decision (not to exceed 1 Business Day) advise the Primary Servicer of such decision or, if applicable, immediately (not to exceed 1 Business Day) advise the Primary Servicer that the Special Servicer's time to respond lapsed without a response.

      o     Failure of the Master Servicer to respond within the timeframes specified above will be deemed a waiver of its right to consent and as such the recommendation of the Primary Servicer shall be deemed approved.

SNDA

      o     The Master Servicer has 5 Business Days to respond to the
            recommendation of the Primary Servicer from the date of receipt of the Primary Servicer's recommendation.

      o     If approval of the Special Servicer is required, to the extent such request is not made directly to the Special Servicer by the Primary
            Servicer, the Master Servicer shall forward its recommendation to the Special Servicer within such 5 Business Day period and shall immediately upon receipt of the Special Servicer's decision (not to exceed 1 Business Day) advise the Primary Servicer of such decision or, if applicable, immediately (not to exceed 1 Business Day) advise the Primary Servicer that the Special Servicer's time to respond lapsed without a response.

                                       Q-2

      o     Failure of the Master Servicer to respond within the timeframes specified above will be deemed a waiver of its right to consent and as such the recommendation of the Primary Servicer shall be deemed approved.

PARTIAL RELEASE OF COLLATERAL

      o     The Master Servicer has 5 Business Days to respond to the
            recommendation of the Primary Servicer from the date of receipt of
            Primary Servicer's recommendation.

      o     If approval of the Special Servicer is required, to the extent such request is not made directly to the Special Servicer by the Primary
            Servicer, the Master Servicer shall forward its recommendation to the Special Servicer within such 5 Business Day period and shall immediately upon receipt of the Special Servicer's decision (not to exceed 1 Business Day) advise the Primary Servicer of such decision or, if applicable, immediately (not to exceed 1 Business Day) advise the Primary Servicer that the Special Servicer's time to respond lapsed without a response.

      o     Failure of the Master Servicer to respond within the timeframes specified above will be deemed a waiver of its right to consent and as such the recommendation of the Primary Servicer shall be deemed approved.

EASEMENTS

      o     The Master Servicer has 5 Business Days to respond to the
            recommendation of the Primary Servicer from the date of receipt of
            Primary Servicer's recommendation.

      o     If approval of the Special Servicer is required, to the extent such request is not made directly to the Special Servicer by the Primary
            Servicer, the Master Servicer shall forward its recommendation to the Special Servicer within such 5 Business Day period and shall immediately upon receipt of the Special Servicer's decision (not to exceed 1 Business Day) advise the Primary Servicer of such decision or, if applicable, immediately (not to exceed 1 Business Day) advise the Primary Servicer that the Special Servicer's time to respond lapsed without a response.

      o     Failure of the Master Servicer to respond within the timeframes specified above will be deemed a waiver of its right to consent and as such the recommendation of the Primary Servicer shall be deemed approved.

CONDEMNATION

      o     The Master Servicer has 5 Business Days to respond to the
            recommendation of the Primary Servicer from the date of receipt of
            Primary Servicer's recommendation.

      o     If approval of the Special Servicer is required, to the extent such request is not made directly to the Special Servicer by the Primary
            Servicer, the Master Servicer shall forward its recommendation to the Special Servicer within such 5 Business Day period and shall immediately upon receipt of the Special Servicer's decision (not to exceed 1 Business Day) advise the Primary Servicer of such decision or, if applicable, immediately (not to

                                       Q-3

            exceed 1 Business Day) advise the Primary Servicer that the Special
            Servicer's time to respond lapsed without a response.

      o     Failure of the Master Servicer to respond within the timeframes specified above will be deemed a waiver of its right to consent and as such the recommendation of the Primary Servicer shall be deemed approved.

SECONDARY FINANCING

      o     The Master Servicer has 5 Business Days to respond to the
            recommendation of the Primary Servicer from the date of receipt of
            Primary Servicer's recommendation.

      o     If approval of the Special Servicer is required, to the extent such request is not made directly to the Special Servicer by the Primary
            Servicer, the Master Servicer shall forward its recommendation to the Special Servicer within such 5 Business Day period and shall immediately upon receipt of the Special Servicer's decision (not to exceed 1 Business Day) advise the Primary Servicer of such decision or, if applicable, immediately (not to exceed 1 Business Day) advise the Primary Servicer that the Special Servicer's time to respond lapsed without a response.

      o     Failure of the Master Servicer to respond within the timeframes specified above will be deemed a waiver of its right to consent and as such the recommendation of the Primary Servicer shall be deemed approved.

CASH MANAGEMENT

      o     The Sub-Servicer will collect the payments from the borrower and, except in connection with payoffs (principal prepayments,
            liquidations and balloon payments), shall have 3 Business Days to remit such payments to the Primary Servicer.

      o     All escrows will be held by either the Primary Servicer or
            Sub-Servicer with any interest earned on the escrows retained by the
            Sub-Servicer or paid to the borrower as the case may be.

      o     Releases from any escrows held for taxes and insurance do not require consent of the Master Servicer or Special Servicer if the release is being used to pay tax or insurance billings.

      o     The Primary Servicer will have authority to manage all escrows other than tax and insurance escrows with an initial deposit up to and including $100,000.

      o     The release of funds from an escrow with an initial deposit in excess of $100,000 will require the consent of the Master Servicer.

      o     The Master Servicer has 5 Business Days to respond to the
            recommendation of the Primary Servicer for a release from an escrow from the date of receipt of Primary Servicer's recommendation.

      o     If approval of the Special Servicer is required, to the extent such request is not made directly to the Special Servicer by the Primary
            Servicer, the Master Servicer shall forward its recommendation to the Special Servicer within such 5 Business Day period and shall immediately upon receipt of the Special Servicer's decision (not to exceed 1 Business Day) advise the Primary Servicer of such decision or, if applicable, immediately (not to

                                       Q-4

            exceed 1 Business Day) advise the Primary Servicer that the Special
            Servicer's time to respond lapsed without a response.

      o     Failure of the Master Servicer to respond within the timeframes specified above will be deemed a waiver of its right to consent and as such the recommendation of the Primary Servicer shall be deemed approved.

PAYOFFS

      o     The Master Servicer has 2 Business Days to confirm the payoff amount including any required prepayment premium from the date it is provided by the Primary Servicer.

      o     If approval of the Special Servicer is required, to the extent such request is not made directly to the Special Servicer by the Primary
            Servicer, the Master Servicer shall forward its recommendation to the Special Servicer within such 2 Business Day period and shall immediately upon receipt of the Special Servicer's decision (not to exceed 1 Business Day) advise the Primary Servicer of such decision or, if applicable, immediately (not to exceed 1 Business Day) advise the Primary Servicer that the Special Servicer's time to respond lapsed without a response.

      o     Failure of the Master Servicer to respond within the timeframes specified above will be deemed a waiver of its right to consent and as such the recommendation of the Primary Servicer shall be deemed approved.

LETTER OF CREDIT RENEWALS AND RELEASES

      o     The Master Servicer has 5 Business Days to respond to the
            recommendation of the Primary Servicer from the date of receipt of
            Primary Servicer's recommendation.

      o     If approval of the Special Servicer is required, to the extent such request is not made directly to the Special Servicer by the Primary
            Servicer, the Master Servicer shall forward its recommendation to the Special Servicer within such 5 Business Day period and shall immediately upon receipt of the Special Servicer's decision (not to exceed 1 Business Day) advise the Primary Servicer of such decision or, if applicable, immediately (not to exceed 1 Business Day) advise the Primary Servicer that the Special Servicer's time to respond lapsed without a response.

      o     Failure of the Master Servicer to respond within the timeframes specified above will be deemed a waiver of its right to consent and as such the recommendation of the Primary Servicer shall be deemed approved.

      o     If a release of the Letter of Credit is approved, the party holding the Letter has a 5 Business Day period to release.

NON-CANCELLATION OF PRIMARY SERVICER AND SUB-SERVICER

      o     The Master Servicer and Special Servicer have no right to terminate the Primary Servicer or Sub-Servicer without cause.

                                       Q-5